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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2015 through December 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.




                       Pioneer Bond Fund

--------------------------------------------------------------------------------
                       Semiannual Report | December 31, 2015
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PIOBX
                       Class C     PCYBX
                       Class K     PBFKX
                       Class R     PBFRX
                       Class Y     PICYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          78

Notes to Financial Statements                                                 87

Approval of Investment Advisory Agreement                                    101

Trustees, Officers and Service Providers                                     106

                              Pioneer Bond Fund | Semiannual Report | 12/31/15 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Bond Fund | Semiannual Report | 12/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/15 3

Portfolio Management Discussion | 12/31/15

The domestic bond market generated low returns during the second half of 2015, as growing concerns about credit-sensitive markets and rising interest rates limited potential investment opportunities. In the following interview, Kenneth
J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2015. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2015?

A Pioneer Bond Fund's Class A shares returned -0.11% at net asset value during the six-month period ended December 31, 2015, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 0.65%. During the same period, the average return of the 48 mutual funds in Lipper's Corporate Debt, A-rated Underlying Funds Category was 0.01%, and the average return of the 1,086 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was -0.26%.

Q How would you describe the investment environment in the fixed-income market during the six-month period ended December 31, 2015?

A The backdrop for investing in bonds became increasingly challenging as the period progressed. Although the U.S. economy appeared to be growing steadily, rising market interest rates and heightened investor worries about slowing economic growth trends outside the United States limited total returns in the domestic fixed-income market.

     Market conditions were relatively benign in the first half of the year, prior to the start of the six-month period, as credit-sensitive debt performed well and market interest rates declined, leading to price gains by Treasuries and other high-quality debt securities. Global oil prices, which had declined precipitously in the final few months of 2014, appeared to strengthen early in 2015, lending support to corporate bond prices, especially prices of domestic high-yield corporates, which included many securities issued by energy companies. At the same time, solid job gains and a strengthening housing market suggested domestic economic growth was improving.

4 Pioneer Bond Fund | Semiannual Report | 12/31/15

     Late in the second quarter, however, right around the beginning of the period, oil prices started falling again at the same time investors were growing concerned about global economic growth trends, as fundamentals outside of the U.S. appeared to be weakening. Among the mounting issues threatening global growth were a debt crisis in Greece, which led to renewed anxieties about the European economy, especially in the banking system, and new evidence pointing to slowing growth in China's economy. Those anxieties were exacerbated by speculation that weakness in foreign markets might lead to less demand for American-manufactured goods, especially as the U.S. dollar gained strength -- a strong U.S. dollar makes U.S.-made products more expensive overseas. Counter-balancing all the negative factors was a very strong U.S. automotive industry, which generated record production and sales.

     One of two major developments resulting from the multitude of headline worries during the six-month period was that the U.S. Federal Reserve (Fed) chose to delay its plans to begin tightening monetary policy by raising short-term rates, as a rate hike once widely anticipated to take effect in September did not occur until December. A second consequence was the deterioration of credit-market conditions, especially in the energy and basic materials sectors. Credit spreads widened, which resulted in weak performance by lower-quality bonds, notably high-yield corporates. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     Over the six-month period ended December 31, 2015, market interest rates rose across the yield curve, with the largest increases at the shorter end as the curve flattened. (The yield curve reflects the differences in yields between shorter- and longer-maturity bonds.) The upward movement in interest rates exerted downward pressure on bond prices, including the prices of Treasuries and other higher-quality debt. During the six-month period, the yields on the two-year Treasury rose by 41 basis points (0.41%), while the yields on 10-year Treasuries gained 8 basis points (0.08%), and the yields on 30-year Treasuries rose by 0.11%, or 11 basis points.

     High-yield corporates posted negative returns for the full six-month period, with energy sector bonds performing especially poorly. Emerging markets debt also struggled, with the sovereign bonds of many emerging markets nations declining sharply. U.S. Treasuries posted slightly negative results over the period as interest rates rose. Finally, the U.S. dollar continued to strengthen against most all foreign currencies.

                              Pioneer Bond Fund | Semiannual Report | 12/31/15 5

Q What were the principal factors affecting the Fund's performance relative to the benchmark Barclays Index during the six-month period ended December 31, 2015?

A The Fund's performance slightly lagged that of the Barclays Index during the period. The main factor holding back relative results was an overweight portfolio position in industrials bonds, including high-yield corporates. Security selection, particularly in the energy industry, also detracted from relative returns.

     In addition, after the yield curve had steepened very early in the year, prior to the beginning of the period, we had purchased some floating-rate Treasury Inflation Protected Securities (TIPS) to add to the Fund's overall duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) However, nominal Treasuries outperformed TIPS during the six-month period, and so the Fund's TIPS position did not help performance as much as would have comparable purchases of nominal Treasuries.

     Despite the fact that we added duration to the portfolio, the Fund still had a short-duration position relative to the Barclays Index, and that tended to help relative returns as interest rates climbed during the period. Overall sector positioning also had a positive impact on the Fund's benchmark-relative performance, especially the portfolio's non-benchmark positions in insurance-linked securities and non-government-agency mortgage obligations. Finally, portfolio allocations to securities issued by financial companies, and to municipal bonds, contributed positively to the Fund's relative results during the period; municipals were one of the best-performing asset classes within fixed income over the six months, returning 3.80%.

     At the end of the period, on December 31, 2015, the effective duration of the Fund's investments was 4.59 years, and the top-three allocations in the Fund's portfolio were to U.S. government securities (31% of assets), U.S. corporate bonds (28%), and collateralized mortgage obligations, or CMOs (17%).

6 Pioneer Bond Fund | Semiannual Report | 12/31/15

Q What factors affected the Fund's distributions to shareholders during the six-month period ended December 31, 2015?

A As interest rates crept up during the period, the Fund was able to earn additional current income; that, in turn, resulted in increased distributions to shareholders.

Q Did the Fund invest in any derivative securities during the six-month period ended December 31, 2015? If so, did the investments have any notable effect on the Fund's benchmark-relative performance?

A Yes, we invested in some Treasury futures, which had a positive influence on relative performance by helping to shorten the Fund's duration. We also invested in some credit default swaps as a proxy for corporate bonds. The swaps did not have a material effect on the Fund's results.

Q    What is your investment outlook?

A We believe fixed-income markets will continue to be volatile and challenging for investors in 2016. We anticipate that the Fed will follow through on its decision to tighten monetary policy further in 2016. The U.S. dollar also is likely to remain strong relative to other currencies. If the domestic economy continues to expand at a moderate pace, investors are likely to focus on growth, which could lead to a rally in credit-sensitive debt, including corporate bonds. We anticipate that, in spite of global pressures, the U.S. economy should still expand this year, perhaps with gross domestic product growth in the 2.25% - 2.50% range. If, however, domestic economic growth tapers off, we could see a more difficult period for credit markets, and the Fed may be more likely to slow down the pace of its rate hikes.

     We think it is likely that the fixed-income market will continue to feature yields that are relatively low by historic standards, and that total returns will remain modest. In this environment, we may look for opportunities to add higher-yielding debt to the Fund's portfolio, although we plan to remain cautious in a low-return market.

     While economic fundamentals in the United States appear to be good, we anticipate that the capital markets will be more volatile, especially in the early months of the year.

                              Pioneer Bond Fund | Semiannual Report | 12/31/15 7

Please refer to the Schedule of Investments on pages 18-77 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Bond Fund | Semiannual Report | 12/31/15

Portfolio Summary | 12/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 31.3%
U.S. Corporate Bonds                                                       28.3%
Collateralized Mortgage Obligations                                        17.0%
International Corporate Bonds                                              11.8%
Asset Backed Securities                                                     4.8%
Senior Secured Loans                                                        2.5%
Municipal Bonds                                                             2.3%
Temporary Cash Investments                                                  1.4%
U.S. Preferred Stocks                                                       0.3%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bond                                                     0.1%

* Includes investments in insurance linked securities totaling 4.4% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                 3.62%
--------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                  1.61
--------------------------------------------------------------------------------
 3. U.S. Treasury Note, Floating Rate Note, 7/31/17                        1.46
--------------------------------------------------------------------------------
 4. Fannie Mae, 3.5%, 1/13/16                                              1.02
--------------------------------------------------------------------------------
 5. Fannie Mae, 4.0%, 1/13/16                                              1.02
--------------------------------------------------------------------------------
 6. Government National Mortgage Association I, 3.5%, 1/21/16              0.98
--------------------------------------------------------------------------------
 7. Fannie Mae, 5.0%, 2/1/45                                               0.64
--------------------------------------------------------------------------------
 8. Fannie Mae, 3.0%, 8/1/42                                               0.64
--------------------------------------------------------------------------------
 9. Government National Mortgage Association I, 3.5%, 1/15/45              0.57
--------------------------------------------------------------------------------
10. U.S. Treasury Note Floating Rate Note, 10/31/17                        0.51
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/15 9

Prices and Distributions | 12/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         12/31/15                   6/30/15
--------------------------------------------------------------------------------
          A                             $9.51                      $9.68
--------------------------------------------------------------------------------
          C                             $9.40                      $9.57
--------------------------------------------------------------------------------
          K                             $9.51                      $9.68
--------------------------------------------------------------------------------
          R                             $9.60                      $9.77
--------------------------------------------------------------------------------
          Y                             $9.42                      $9.59
--------------------------------------------------------------------------------

Distributions per Share: 7/1/15-12/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term      Long-Term
         Class            Income            Capital Gains   Capital Gains
--------------------------------------------------------------------------------
          A              $0.1384                  $--         $0.0211
--------------------------------------------------------------------------------
          C              $0.1015                  $--         $0.0211
--------------------------------------------------------------------------------
          K              $0.1568                  $--         $0.0211
--------------------------------------------------------------------------------
          R              $0.1274                  $--         $0.0211
--------------------------------------------------------------------------------
          Y              $0.1504                  $--         $0.0211
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Bond Fund | Semiannual Report | 12/31/15

Performance Update | 12/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                  Net                Public            Barclays
                                  Asset              Offering          Aggregate
                                  Value              Price             Bond
Period                            (NAV)              (POP)             Index
--------------------------------------------------------------------------------
10 Years                           5.10%              4.62%            4.51
5 Years                            3.97               3.02             3.25
1 Year                            -0.01              -4.49             0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                                  Gross              Net
--------------------------------------------------------------------------------
                                  0.93%              0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond                 Barclays Aggregate
                          Fund                         Bond Index
12/05                     $ 9,550                      $10,000
12/06                     $ 9,892                      $10,433
12/07                     $10,494                      $11,160
12/08                     $10,037                      $11,745
12/09                     $11,813                      $12,442
12/10                     $12,928                      $13,255
12/11                     $13,585                      $14,295
12/12                     $14,761                      $14,897
12/13                     $14,832                      $14,596
12/14                     $15,711                      $15,467
12/15                     $15,709                      $15,552

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 11

Performance Update | 12/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                                       Barclays
                                                                       Aggregate
                                  If                 If                Bond
Period                            Held               Redeemed          Index
--------------------------------------------------------------------------------
10 Years                           4.18%              4.18%            4.51%
5 Years                            3.09               3.09             3.25
1 Year                            -0.80              -0.80             0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond                 Barclays Aggregate
                          Fund                         Bond Index
12/05                     $10,000                      $10,000
12/06                     $10,257                      $10,433
12/07                     $10,802                      $11,160
12/08                     $10,236                      $11,745
12/09                     $11,939                      $12,442
12/10                     $12,941                      $13,255
12/11                     $13,482                      $14,295
12/12                     $14,517                      $14,897
12/13                     $14,456                      $14,596
12/14                     $15,188                      $15,467
12/15                     $15,067                      $15,552


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Semiannual Report | 12/31/15

Performance Update | 12/31/15                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                     Net               Barclays
                                                     Asset             Aggregate
                                                     Value             Bond
Period                                               (NAV)             Index
--------------------------------------------------------------------------------
10 Years                                             5.21%             4.51%
5 Years                                              4.18              3.25
1 Year                                               0.48              0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond                 Barclays Aggregate
                          Fund                         Bond Index
12/05                     $10,000                      $10,000
12/06                     $10,355                      $10,433
12/07                     $10,986                      $11,160
12/08                     $10,507                      $11,745
12/09                     $12,366                      $12,442
12/10                     $13,534                      $13,255
12/11                     $14,221                      $14,295
12/12                     $15,438                      $14,897
12/13                     $15,576                      $14,596
12/14                     $16,532                      $15,467
12/15                     $16,610                      $15,552

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 13

Performance Update | 12/31/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                     Net               Barclays
                                                     Asset             Aggregate
                                                     Value             Bond
Period                                               (NAV)             Index
--------------------------------------------------------------------------------
10 Years                                              4.75%            4.51%
5 Years                                               3.61             3.25
1 Year                                               -0.24             0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                                  Gross              Net
--------------------------------------------------------------------------------
                                  1.21%              1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Bond                 Barclays Aggregate
                          Fund                         Bond Index
12/05                     $10,000                      $10,000
12/06                     $10,330                      $10,433
12/07                     $10,947                      $11,160
12/08                     $10,414                      $11,745
12/09                     $12,216                      $12,442
12/10                     $13,326                      $13,255
12/11                     $13,950                      $14,295
12/12                     $15,077                      $14,897
12/13                     $15,094                      $14,596
12/14                     $15,947                      $15,467
12/15                     $15,909                      $15,552

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Semiannual Report | 12/31/15

Performance Update | 12/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                     Net               Barclays
                                                     Asset             Aggregate
                                                     Value             Bond
Period                                               (NAV)             Index
--------------------------------------------------------------------------------
10 Years                                             5.38%             4.51%
5 Years                                              4.20              3.25
1 Year                                               0.24              0.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Bond                 Barclays Aggregate
                          Fund                         Bond Index
12/05                     $5,000,000                   $5,000,000
12/06                     $5,199,263                   $5,216,670
12/07                     $5,536,696                   $5,580,101
12/08                     $5,312,135                   $5,872,493
12/09                     $6,265,780                   $6,220,781
12/10                     $6,876,903                   $6,627,708
12/11                     $7,244,136                   $7,147,432
12/12                     $7,883,601                   $7,448,709
12/13                     $7,935,440                   $7,297,949
12/14                     $8,426,940                   $7,733,349
12/15                     $8,447,525                   $7,775,875

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2015 through December 31, 2015.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/15
--------------------------------------------------------------------------------
Ending Account       $  998.90    $  995.00    $1,000.80   $  997.70   $1,000.10
Value (after
expenses)
on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid        $    4.27    $    7.97    $    2.36   $    5.52   $    2.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Bond Fund | Semiannual Report | 12/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015 through December 31, 2015.

--------------------------------------------------------------------------------
Share Class              A            C            K            R          Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 7/1/15
--------------------------------------------------------------------------------
Ending Account       $1,020.86    $1,017.14    $1,022.77   $1,019.61   $1,022.22
Value (after
expenses)
on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid        $    4.32    $    8.06    $    2.39   $    5.58   $    2.95
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.59%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 17

Schedule of Investments | 12/31/15 (unaudited)

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 0.3%
                              BANKS -- 0.2%
                              Diversified Banks -- 0.2%
        30,353        6.69    Citigroup Capital XIII, Floating Rate Note, 10/30/40       $         788,874
       171,525        7.12    Citigroup, Inc., Floating Rate Note (Perpetual)                    4,804,415
                                                                                         -----------------
                                                                                         $       5,593,289
                                                                                         -----------------
                              Total Banks                                                $       5,593,289
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Asset Management & Custody Banks -- 0.0%+
        54,200        5.90    State Street Corp., Floating Rate Note, 12/31/73           $       1,500,256
----------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.1%
       110,230        6.38    Morgan Stanley, Floating Rate Note (Perpetual)             $       2,925,504
                                                                                         -----------------
                              Total Diversified Financials                               $       4,425,760
----------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $9,219,536)                                          $      10,019,049
----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.2%
                              BANKS -- 0.2%
                              Diversified Banks -- 0.2%
         5,610                Wells Fargo & Co., 7.5% (Perpetual)                        $       6,524,346
----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $5,839,986)                                          $       6,524,346
----------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 4.8%
                              CONSUMER SERVICES -- 0.2%
                              Hotels, Resorts & Cruise Lines -- 0.2%
       638,876                Westgate Resorts 2012-A LLC, 2.25%,
                              8/20/25 (144A)                                             $         638,454
       870,468                Westgate Resorts 2012-A LLC, 3.75%,
                              8/20/25 (144A)                                                       869,329
     2,316,505                Westgate Resorts 2014-1 LLC, 2.15%,
                              12/20/26 (144A)                                                    2,275,503
     2,257,681                Westgate Resorts 2015-1 LLC, 2.75%,
                              5/20/27 (144A)                                                     2,233,676
       95,144                 Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                            95,130
                                                                                         -----------------
                                                                                         $       6,112,092
                                                                                         -----------------
                              Total Consumer Services                                    $       6,112,092
----------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Retail -- 0.1%
     3,762,135                CKE Restaurant Holdings, Inc., 4.474%,
                              3/20/43 (144A)                                             $       3,740,629
                                                                                         -----------------
                              Total Food & Staples Retailing                             $       3,740,629
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                              Health Care Distributors -- 0.1%
     1,600,000                OneMain Financial Issuance Trust 2015-1, 3.19%,
                              3/18/26 (144A)                                             $       1,590,080
                                                                                         -----------------
                              Total Health Care Equipment & Services                     $       1,590,080
----------------------------------------------------------------------------------------------------------
                              BANKS -- 3.6%
                              Thrifts & Mortgage Finance -- 3.6%
     1,611,951                Access Point Funding I 2015-A LLC, 2.61%,
                              4/15/20 (144A)                                             $       1,609,936
        24,903        6.21    ACE Securities Corp., Manufactured Housing Trust
                              Series 2003-MH1, Floating Rate Note,
                              8/15/30 (144A)                                                        24,861
     2,200,000        1.68    American Homes 4 Rent 2014-SFR1, Floating
                              Rate Note, 6/17/31                                                 2,143,218
     2,800,000                American Homes 4 Rent 2014-SFR3 Trust,
                              4.596%, 12/18/36 (144A)                                            2,719,164
       700,000                American Homes 4 Rent 2014-SFR3 Trust,
                              5.04%, 12/18/36 (144A)                                               692,241
     1,300,000                American Homes 4 Rent 2015-SFR1, 4.11%,
                              4/18/52 (144A)                                                     1,212,684
     2,600,000                Applebee's Funding LLC/ IHOP Funding LLC,
                              4.277%, 9/5/44 (144A)                                              2,632,874
     2,200,000                Ascentium Equipment Receivables 2015-1 LLC,
                              3.24%, 1/10/22 (144A)                                              2,201,659
       699,990                Axis Equipment Finance Receivables III LLC,
                              3.41%, 4/20/20 (144A)                                                697,267
     1,075,984                B2R Mortgage Trust 2015-1, 2.524%,
                              5/15/48 (144A)                                                     1,052,382
       266,274        0.92    Bayview Financial Mortgage Pass-Through Trust
                              2005-C, Floating Rate Note, 6/28/44                                  264,451
     1,335,132                Bayview Financial Mortgage Pass-Through Trust
                              2006-A, 5.865%, 2/28/41 (Step)                                     1,398,794
       622,696        0.87    Bayview Financial Mortgage Pass-Through Trust
                              Series 2005-B, Floating Rate Note, 4/28/39                           618,948
     1,650,000                BCC Funding Corp., X, 3.622%, 11/20/20 (144A)                      1,647,162
     1,195,858        0.92    Bear Stearns Asset Backed Securities I Trust
                              2005-FR1, Floating Rate Note, 6/25/35                              1,186,545
       734,498        0.91    Bear Stearns Asset Backed Securities Trust
                              2006-SD2, Floating Rate Note, 6/25/36                                719,823
     2,444,169                BXG Receivables Note Trust 2015-A, 2.88%,
                              5/2/30 (144A)                                                      2,422,363
     3,000,000                Capital Automotive Real Estate Investment Trust,
                              3.66%, 10/17/44 (144A)                                             3,014,199
         7,006        0.82    Carrington Mortgage Loan Trust Series 2005-NC4,
                              Floating Rate Note, 9/25/35                                            6,998
       400,000        1.39    Chesapeake Funding LLC, Floating Rate Note, 3/4/26                   399,888
     1,400,000                CIT Equipment Collateral 2014-VT1, 2.65%,
                              2/20/20 (144A)                                                     1,406,080

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 19

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       831,292        1.17    Citigroup Mortgage Loan Trust, Inc., Floating Rate
                              Note, 5/25/35 (144A)                                       $         827,364
     4,990,918                Colony American Finance 2015-1, Ltd., 2.896%,
                              10/17/47 (144A)                                                    4,911,287
     1,800,000        2.18    Colony American Homes 2014-1, Floating Rate
                              Note, 5/19/31 (144A)                                               1,747,017
     1,262,048                Consumer Credit Origination Loan Trust 2015-1,
                              2.82%, 3/15/21 (144A)                                              1,261,856
     1,935,480        4.75    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 12/25/35                                                1,974,020
       774,985        0.52    Credit-Based Asset Servicing and Securitization
                              LLC, Floating Rate Note, 7/25/36                                     768,377
       524,355        1.47    CWABS Asset-Backed Certificates Trust 2004-7,
                              Floating Rate Note, 12/25/34                                         522,606
     4,962,500                DB Master Finance LLC 2015-1, 3.98%,
                              2/21/45 (144A)                                                     4,947,307
     1,004,633        3.17    Drug Royalty II LP 2, Floating Rate Note,
                              7/15/23 (144A)                                                     1,016,496
       719,625                GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                           727,034
       425,088        1.17    GSAMP Trust 2005-HE1, Floating Rate Note,
                              12/25/34                                                             418,383
     1,222,823        1.77    GSRPM Mortgage Loan Trust 2003-2, Floating
                              Rate Note, 6/25/33                                                 1,179,275
       584,752        0.72    GSRPM Mortgage Loan Trust 2006-2, Floating
                              Rate Note, 9/25/36 (144A)                                            557,969
     2,973,750                HOA Funding LLC, 4.846%, 8/22/44 (144A)                            2,703,232
       265,499        0.80    Home Equity Asset Trust 2005-7, Floating Rate
                              Note, 1/25/36                                                        264,676
     1,269,306        0.79    Home Equity Mortgage Loan Asset-Backed Trust
                              Series INABS 2005-C, Floating Rate Note, 10/25/35                  1,256,443
       854,322        1.60    HSBC Home Equity Loan Trust USA 2007-3,
                              Floating Rate Note, 11/20/36                                         851,587
     1,451,293                Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                    1,340,096
       329,518                Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                      331,017
     1,700,000        1.53    Invitation Homes 2014-SFR3 Trust, Floating Rate
                              Note, 12/18/31 (144A)                                              1,668,607
       190,237                Irwin Home Equity Loan Trust 2005-1, 5.82%,
                              6/25/35 (Step)                                                       188,586
     2,965,893        0.66    Irwin Home Equity Loan Trust 2005-1, Floating
                              Rate Note, 6/25/25                                                 2,779,003
       528,492        1.92    Irwin Whole Loan Home Equity Trust 2003-C,
                              Floating Rate Note, 6/25/28                                          522,076
       550,000                Leaf Receivables Funding 10 LLC, 2.74%,
                              3/15/21 (144A)                                                       539,244
       881,386                Leaf Receivables Funding 8 LLC, 1.92%,
                              9/15/20 (144A)                                                       881,580
       226,420                Lehman ABS Manufactured Housing Contract
                              Trust 2001-B, 3.01%, 5/15/41                                         227,402

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       229,137                Lehman ABS Manufactured Housing Contract
                              Trust 2001-B, 5.873%, 5/15/41                              $         240,522
       949,015                Nations Equipment Finance Funding II LLC,
                              3.276%, 1/22/19 (144A)                                               947,098
       192,918        0.57    Nationstar Home Equity Loan Trust 2007-A,
                              Floating Rate Note, 3/25/37                                          189,377
       908,073        1.12    New Century Home Equity Loan Trust 2005-1,
                              Floating Rate Note, 3/25/35                                          901,333
     1,050,000                NextGear Floorplan Master Owner Trust, 1.92%,
                              10/15/19 (144A)                                                    1,040,851
     1,000,000                NextGear Floorplan Master Owner Trust, 2.61%,
                              10/15/19 (144A)                                                      983,241
       430,000        2.07    NovaStar Mortgage Funding Trust Series 2004-4,
                              Floating Rate Note, 3/25/35                                          424,392
       493,061        5.91    Origen Manufactured Housing Contract Trust
                              2004-A, Floating Rate Note, 1/15/35                                  513,495
       319,578        5.46    Origen Manufactured Housing Contract Trust
                              2004-B, Floating Rate Note, 11/15/35                                 323,584
     1,600,000                Oxford Finance Funding Trust 2014-1, 3.475%,
                              12/15/22 (144A)                                                    1,591,904
     1,000,000        1.18    PFS Financing Corp., Floating Rate Note,
                              10/15/19 (144A)                                                      988,346
     3,200,000                Progreso Receivables Funding III LLC, 3.625%,
                              1/30/25 (144A)                                                     3,193,546
     2,000,000                Progreso Receivables Funding LLC, 3.0%,
                              7/8/20 (144A)                                                      1,977,067
       180,000        2.58    Progress Residential 2014-SFR1 Trust, Floating
                              Rate Note, 10/17/31 (144A)                                           176,034
     2,700,000        2.73    Progress Residential 2015-SFR1 Trust, Floating
                              Rate Note, 2/20/32 (144A)                                          2,649,636
       736,500        0.67    RAAC Series 2006-RP2 Trust, Floating Rate Note,
                              2/25/37 (144A)                                                       727,689
     3,360,000        2.38    Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                              9/18/31 (144A)                                                     3,263,986
       786,404                Skopos Auto Receivables Trust 2015-1, 3.1%,
                              12/15/23 (144A)                                                      782,888
     1,557,036                SpringCastle America Funding LLC, 2.7%,
                              5/25/23 (144A)                                                     1,553,596
     1,200,000                Springleaf Funding Trust 2014-A, 2.41%,
                              12/15/22 (144A)                                                    1,196,591
     1,395,333                Store Master Funding I LLC, 3.75%, 4/20/45 (144A)                  1,384,332
       286,723                Store Master Funding LLC, 4.16%, 3/20/43 (144A)                      293,526
     1,994,577                Store Master Funding LLC, 5.77%, 8/20/42 (144A)                    2,089,678
       862,048        0.62    Structured Asset Investment Loan Trust 2006-1,
                              Floating Rate Note, 1/25/36                                          845,109
     1,233,446        0.64    Structured Asset Securities Corp., Mortgage Loan
                              Trust 2006-GEL4, Floating Rate Note,
                              10/25/36 (144A)                                                    1,224,246

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 21

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
        54,519                Structured Asset Securities Corp., 4.77%,
                              10/25/34 (Step)                                            $          56,480
     1,209,153                Sunset Mortgage Loan Co., 2014-NPL2 LLC,
                              3.721%, 11/16/44 (Step) (144A)                                     1,203,107
       454,764                SVO 2012-A VOI Mortgage LLC, 2.0%,
                              9/20/29 (144A)                                                       448,176
       771,441        1.36    Terwin Mortgage Trust Series TMTS 2003-8HE,
                              Floating Rate Note, 12/25/34                                         751,315
       282,362                Terwin Mortgage Trust Series TMTS 2005-12ALT,
                              4.94159%, 7/25/36 (Step)                                             285,001
     2,358,271                Terwin Mortgage Trust Series TMTS 2005-16HE,
                              4.29956%, 9/25/36 (Step)                                           2,425,553
       800,000        2.58    Trafigura Securitisation Finance Plc 2014-1,
                              Floating Rate Note, 4/16/18 (144A)                                   796,976
     2,140,000                United Auto Credit Securitization Trust 2015-1,
                              2.92%, 6/17/19 (144A)                                              2,123,916
     2,985,777                US Residential Opportunity Fund III Trust 2015-1,
                              3.7213%, 1/29/35 (144A)                                            2,966,378
     1,596,818                VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                       1,574,485
     3,425,235                VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                       3,365,374
     2,642,056                VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                      2,604,510
     3,237,069                VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                     3,200,071
     1,689,073                Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                     1,662,929
     1,000,000                Westlake Automobile Receivables Trust 2015-3,
                              3.05%, 5/17/21 (144A)                                                992,867
     4,118,073        3.50    WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                          4,114,857
                                                                                         -----------------
                                                                                         $     120,558,139
                                                                                         -----------------
                              Total Banks                                                $     120,558,139
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.8%
                              Other Diversified Financial Services -- 0.3%
       500,000                American Credit Acceptance Receivables Trust
                              2014-1, 5.2%, 4/12/21 (144A)                               $         504,612
       499,944                AXIS Equipment Finance Receivables II LLC,
                              4.94%, 7/20/18 (144A)                                                508,613
       371,032                CNH Equipment Trust 2013-A, 0.69%, 6/15/18                           370,843
       745,741                Diamond Resorts Owner Trust 2015-1, 3.17%,
                              7/20/27 (144A)                                                       737,784
       630,641                Mid-State Capital Trust 2010-1, 5.25%,
                              12/15/45 (144A)                                                      658,215
       803,835                Sierra Timeshare 2012-2 Receivables Funding
                              LLC, 2.38%, 3/20/29 (144A)                                           803,983
       158,959                Sierra Timeshare 2012-3 Receivables Funding
                              LLC, 1.87%, 8/20/29 (144A)                                           158,060
     3,300,000                Spirit Master Funding LLC, 4.6291%,
                              1/20/45 (144A)                                                     3,362,712

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
       267,436                Spirit Master Funding LLC, 5.74%, 3/20/42 (144A)           $         285,034
       875,000                Spirit Master Funding VII LLC, 3.8868%,
                              12/21/43 (144A)                                                      892,344
                                                                                         -----------------
                                                                                         $       8,282,200
----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.3%
     5,500,000                Domino's Pizza Master Issuer LLC, 3.484%,
                              10/25/45 (144A)                                            $       5,390,000
     2,476,174                Domino's Pizza Master Issuer LLC, 5.216%,
                              1/27/42 (144A)                                                     2,547,071
     2,920,000                Hercules Capital Funding Trust 2014-1, 3.524%,
                              4/16/21 (144A)                                                     2,908,138
       617,956                JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                        633,218
                                                                                         -----------------
                                                                                         $      11,478,427
----------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.1%
        51,007                California Republic Auto Receivables Trust 2012-1,
                              1.18%, 8/15/17 (144A)                                      $          50,999
         4,440                First Investors Auto Owner Trust 2012-2, 1.47%,
                              5/15/18 (144A)                                                         4,441
     1,200,000                First Investors Auto Owner Trust 2013-1, 2.02%,
                              1/15/19 (144A)                                                     1,193,513
     2,100,000                First Investors Auto Owner Trust 2014-3, 2.97%,
                              11/16/20 (144A)                                                    2,090,367
       510,000                First Investors Auto Owner Trust 2015-1, 3.59%,
                              1/18/22 (144A)                                                       501,015
        17,623                Santander Drive Auto Receivables Trust 2012-1,
                              3.78%, 11/15/17                                                       17,637
       637,599                Santander Drive Auto Receivables Trust 2012-5,
                              2.7%, 8/15/18                                                        640,820
                                                                                         -----------------
                                                                                         $       4,498,792
----------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.1%
       492,637                Horizon Funding Trust 2013-1, 3.0%,
                              5/15/18 (144A)                                             $         497,255
     1,195,544                Newstar Commercial Lease Funding 2015-1 LLC,
                              3.27%, 4/15/19 (144A)                                              1,190,026
                                                                                         -----------------
                                                                                         $       1,687,281
----------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.0%+
     1,600,000        2.02    Chesapeake Funding LLC, Floating Rate Note,
                              2/7/27 (144A)                                              $       1,602,948
                                                                                         -----------------
                              Total Diversified Financials                               $      27,549,648
----------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $160,690,560)                                        $     159,550,588
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 23

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 17.0%
                              BANKS -- 16.2%
                              Thrifts & Mortgage Finance -- 16.2%
       342,857                A10 Securitization 2013-1 LLC, 2.4%,
                              11/17/25 (144A)                                            $         342,931
     1,772,845                A10 Term Asset Financing 2013-2 LLC, 2.62%,
                              11/15/27 (144A)                                                    1,776,464
     7,587,680        3.50    Agate Bay Mortgage Trust 2015-1, Floating Rate
                              Note, 1/25/45 (144A)                                               7,577,012
     5,635,826        3.50    Agate Bay Mortgage Trust 2015-2, Floating Rate
                              Note, 3/25/45 (144A)                                               5,732,914
     4,740,311        3.50    Agate Bay Mortgage Trust 2015-5, Floating Rate
                              Note, 7/25/45 (144A)                                               4,769,563
       327,882        0.87    Alternative Loan Trust 2003-14T1, Floating Rate
                              Note, 8/25/18                                                        285,502
     1,396,382                Alternative Loan Trust 2003-21T1, 5.75%, 12/25/33                  1,422,198
     5,000,000        2.08    Arbor Realty Collateralized Loan Obligation
                              2015-FL1, Ltd., Floating Rate Note, 3/15/25 (144A)                 5,000,000
     2,580,000        2.53    BAMLL Commercial Mortgage Securities Trust
                              2014-FL1, Floating Rate Note, 12/17/31 (144A)                      2,567,463
     1,600,000        2.15    BAMLL Commercial Mortgage Securities Trust
                              2014-INLD, Floating Rate Note, 12/17/29 (144A)                     1,595,922
     4,200,000        1.91    BAMLL Commercial Mortgage Securities Trust
                              2015-ASHF, Floating Rate Note, 1/18/28 (144A)                      4,194,834
     5,250,000        2.47    BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                              Note, 10/26/44 (144A)                                              5,160,900
       534,737                Banc of America Alternative Loan Trust 2003-2,
                              5.75%, 4/25/33                                                       553,735
       964,394                Banc of America Alternative Loan Trust 2004-6,
                              5.0%, 7/25/19                                                        987,876
       549,724                Banc of America Funding 2003-3 Trust, 5.5%,
                              10/25/33                                                             569,641
       997,603        2.75    Banc of America Mortgage 2003-F Trust, Floating
                              Rate Note, 7/25/33                                                 1,002,391
       635,009                Banc of America Mortgage Trust 2004-11, 5.75%,
                              1/25/35                                                              648,844
       780,382                Banc of America Mortgage Trust 2004-9, 5.5%,
                              11/25/34                                                             793,929
       831,898        0.98    Bear Stearns ALT-A Trust 2005-1, Floating Rate
                              Note, 1/25/35                                                        809,425
     2,798,043        2.73    Bear Stearns ARM Trust 2003-6, Floating Rate
                              Note, 8/25/33                                                      2,774,635
     1,000,000        5.21    Bear Stearns Commercial Mortgage Securities
                              Trust 2005-PWR7, Floating Rate Note, 2/11/41                         998,745
       836,517        5.62    Bear Stearns Commercial Mortgage Securities
                              Trust 2006-TOP22, Floating Rate Note, 4/12/38                        836,846
     1,460,957        1.10    Bella Vista Mortgage Trust 2004-1, Floating Rate
                              Note, 11/20/34                                                     1,300,248

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,210,000        2.28    BLCP Hotel Trust, Floating Rate Note,
                              8/15/29 (144A)                                             $       2,167,714
     2,460,000        2.18    Carefree Portfolio Trust 2014-CARE, Floating
                              Rate Note, 11/15/29 (144A)                                         2,473,827
     4,000,000        2.83    CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                                3,952,334
       430,734        2.86    CHL Mortgage Pass-Through Trust 2003-56,
                              Floating Rate Note, 12/25/33                                         434,174
     5,000,000                Citigroup Commercial Mortgage Trust 2014-GC25
                              REMICS, 3.371%, 10/11/47                                           5,090,426
     4,178,749        3.75    Citigroup Mortgage Loan Trust 2015-PS1, Floating
                              Rate Note, 9/25/42 (144A)                                          4,245,609
     2,729,220        2.29    Citigroup Mortgage Loan Trust, Inc., REMICS,
                              Floating Rate Note, 8/25/34                                        2,705,617
       977,319                Citigroup Mortgage Loan Trust, Inc., 5.5%, 9/25/34                 1,050,704
     1,000,000        4.65    City Center Trust 2011-CCHP, Floating Rate Note,
                              7/17/28 (144A)                                                     1,004,926
     2,677,338                Colony Multifamily Mortgage Trust 2014-1,
                              2.5432%, 4/22/50 (144A)                                            2,647,506
       450,000                COMM 2012-CCRE2 Mortgage Trust REMICS,
                              3.791%, 8/17/45                                                      464,099
       850,000                COMM 2012-CCRE2 Mortgage Trust, 3.147%,
                              8/15/45                                                              857,893
       915,000                COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                              10/17/45                                                             910,610
     4,000,000                COMM 2012-LC4 Mortgage Trust, 4.063%,
                              12/12/44                                                           4,200,046
     4,200,000        5.34    COMM 2013-CCRE11 Mortgage Trust, Floating
                              Rate Note, 8/12/50 (144A)                                          4,370,099
     1,900,000                COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                      1,889,699
     3,800,000        2.48    COMM 2014-FL5 Mortgage Trust, Floating Rate
                              Note, 10/17/31 (144A)                                              3,809,096
     4,150,000        2.08    COMM 2014-SAVA Mortgage Trust, Floating Rate
                              Note, 6/15/34 (144A)                                               4,136,946
     1,750,000        3.81    COMM 2015-CCRE23 Mortgage Trust, Floating
                              Rate Note, 5/12/48 (144A)                                          1,770,862
     5,204,000        4.70    COMM 2015-CCRE25 Mortgage Trust, Floating
                              Rate Note, 8/12/48                                                 5,361,801
     3,850,000                Commercial Mortgage Pass Through Certificates,
                              2.822%, 10/17/45                                                   3,806,269
     2,354,452                Credit Suisse Commercial Mortgage Trust Series
                              2007-C1, 5.361%, 2/15/40                                           2,418,572
       160,549                Credit Suisse First Boston Mortgage Securities
                              Corp., 5.5%, 6/25/33                                                 162,681
     2,700,000        2.58    CSMC 2015-TWNI Trust, Floating Rate Note,
                              3/15/28 (144A)                                                     2,675,939
     7,381,207        1.55    CSMC Trust 2013-IVR2, Floating Rate Note,
                              4/27/43 (144A)                                                     6,918,961

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 25

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,892,834        3.00    CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                             $       2,894,539
     2,094,285        3.00    CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                                     2,091,018
     5,006,393        3.00    CSMC Trust 2014-WIN1, Floating Rate Note,
                              9/25/44 (144A)                                                     5,019,690
     8,254,780                CSMC Trust 2015-2, 3.0%, 2/25/45                                   8,293,442
     4,782,550                CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                            4,846,172
     1,900,000        5.58    DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                              Note, 8/12/44 (144A)                                               2,116,685
     1,895,000        1.50    Del Coronado Trust 2013-DEL, Floating Rate
                              Note, 3/16/26 (144A)                                               1,893,638
     4,012,912        3.50    EverBank Mortgage Loan Trust REMICS, Floating
                              Rate Note, 4/25/43 (144A)                                          4,000,299
     4,630,000        3.38    GAHR Commercial Mortgage Trust 2015-NRF,
                              Floating Rate Note, 12/15/34 (144A)                                4,519,024
       747,310                Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                 722,979
     1,799,294        0.69    Global Mortgage Securitization, Ltd., Floating
                              Rate Note, 4/25/32                                                 1,723,653
     2,800,000                GS Mortgage Securities Corp., Trust 2012-SHOP,
                              2.933%, 6/6/31 (144A)                                              2,836,554
     1,250,000                GS Mortgage Securities Corp. II, 3.377%, 5/10/45                   1,279,144
     1,000,000                GS Mortgage Securities Corp. II, 3.682%,
                              2/10/46 (144A)                                                       987,335
       755,003                GS Mortgage Securities Corp. II, 5.56%, 11/10/39                     753,704
       876,715        2.86    GSR Mortgage Loan Trust 2005-AR1, Floating
                              Rate Note, 1/25/35                                                   882,355
     5,849,000        2.07    Homestar Mortgage Acceptance Corp., Floating
                              Rate Note, 1/25/35                                                 5,694,168
     2,100,000        2.03    Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                              Note, 11/15/29 (144A)                                              2,107,977
       494,498        1.22    Impac CMB Trust Series 2004-6, Floating Rate
                              Note, 10/25/34                                                       471,356
       234,981        0.57    Impac Secured Assets Trust 2006-2, Floating
                              Rate Note, 8/25/36                                                   229,625
       923,989        0.62    Impac Secured Assets Trust 2006-5, Floating
                              Rate Note, 12/25/36                                                  868,698
     4,260,234                JP Morgan Chase Commercial Mortgage Securities
                              Corp., 2.84%, 12/17/47                                             4,198,769
     4,800,000        5.56    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP6, Floating Rate Note, 4/15/43                       4,817,550
       382,804        0.49    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP9, Floating Rate Note, 5/15/47                         380,016
     1,600,000                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2010-C2, 3.6159%, 11/15/43 (144A)                            1,635,420
     1,350,000                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2011-C5, 4.1712%, 8/17/46                                    1,437,606

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,200,000        3.98    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2012-C8, Floating Rate Note,
                              10/17/45 (144A)                                            $       1,215,430
     5,000,000                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-C20 REMICS, 3.8046%, 7/17/47                            5,149,011
     4,600,000        2.28    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-CBM, Floating Rate Note,
                              10/15/29 (144A)                                                    4,552,466
     2,200,000        2.53    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL4 REMICS, Floating Rate Note,
                              12/16/30 (144A)                                                    2,194,681
       900,000        2.43    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5 REMICS, Floating Rate Note,
                              7/15/31 (144A)                                                       891,927
     1,260,000        1.68    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)                 1,254,897
     4,600,000        2.58    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2015-COSMO, Floating Rate Note,
                              1/15/32 (144A)                                                     4,563,694
     4,000,000        3.08    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)                 3,993,245
       186,976        2.62    JP Morgan Mortgage Trust 2003-A1, Floating Rate
                              Note, 10/25/33                                                       186,032
     1,316,610        2.65    JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                      1,341,692
       493,255        2.57    JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                        499,785
       596,258                JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                      615,124
     2,309,471        3.00    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                               2,347,846
     5,550,115        3.00    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                               5,426,903
     7,051,363        2.50    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                               6,986,709
     1,777,955        3.53    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                               1,760,221
     1,359,818        3.50    JP Morgan Mortgage Trust 2013-2, Floating Rate
                              Note, 5/25/43 (144A)                                               1,368,531
     1,379,336        3.50    JP Morgan Mortgage Trust 2014-1 REMICS,
                              Floating Rate Note, 1/25/44 (144A)                                 1,394,673
     7,751,679        3.00    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                               7,830,405
     6,968,961        3.42    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                               7,108,609
     1,408,468        3.43    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                               1,368,829
     4,927,602        3.00    JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                              4,993,045

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 27

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,361,304        3.04    JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                      $       2,330,260
     5,822,727        4.08    JP Morgan Mortgage Trust 2014-OAK4, Floating
                              Rate Note, 9/25/44 (144A)                                          6,031,124
     8,999,940        3.50    JP Morgan Mortgage Trust 2015-4, Floating Rate
                              Note, 6/26/45 (144A)                                               9,130,814
     7,014,007        0.92    JP Morgan Seasoned Mortgage Trust 2014-1,
                              Floating Rate Note, 5/25/33 (144A)                                 6,692,195
     6,021,710        3.00    JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                               6,017,338
     3,298,913        3.74    JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                               3,227,935
     4,902,841        3.50    JP Morgan Trust 2015-6, Floating Rate Note,
                              10/25/45 (144A)                                                    4,897,518
       438,445        2.50    La Hipotecaria Panamanian Mortgage Trust 2010-1,
                              Floating Rate Note, 9/8/39 (144A)                                    453,133
     3,801,808        3.26    La Hipotecaria Panamanian Mortgage Trust 2014-1,
                              Floating Rate Note, 11/24/42 (144A)                                3,887,349
       105,686                LB-UBS Commercial Mortgage Trust 2004-C1,
                              4.568%, 1/15/31                                                      106,042
       173,711        1.17    Lehman Brothers Small Balance Commercial
                              Mortgage Trust 2007-3 Class 1A4, Floating Rate
                              Note, 10/25/37 (144A)                                                172,948
     3,690,000        3.47    LSTAR Commercial Mortgage Trust 2015-3, Floating
                              Rate Note, 4/22/48 (144A)                                          3,581,145
     2,317,335        2.24    LSTAR Securities Investment Trust 2015-3, Floating
                              Rate Note, 3/1/20 (144A)                                           2,283,961
     5,169,477        2.19    LSTAR Securities Investment Trust 2015-4, Floating
                              Rate Note, 4/1/20 (144A)                                           5,095,166
     1,945,457        2.19    LSTAR Securities Investment Trust 2015-5, Floating
                              Rate Note, 4/1/20 (144A)                                           1,917,324
       690,154        0.77    Mellon Residential Funding Corp. Mortgage
                              Pass-Through Trust Series 2000-TBC3, Floating
                              Rate Note, 12/15/30                                                  658,187
     1,477,606        0.78    Merrill Lynch Mortgage Investors Trust Series
                              MLCC 2004-G, Floating Rate Note, 1/25/30                           1,390,988
     3,000,000        3.00    Mill City Mortgage Trust 2015-2, Floating Rate
                              Note, 9/25/57 (144A)                                               3,011,490
     3,899,736                Morgan Stanley Capital I Trust 2007-HQ13,
                              5.569%, 12/15/44                                                   4,058,096
     2,385,000        1.04    Morgan Stanley Mortgage Loan Trust 2005-6AR,
                              Floating Rate Note, 11/25/35                                       2,028,500
     3,838,352        3.75    New Residential Mortgage Loan Trust 2014-2,
                              Floating Rate Note, 5/26/54 (144A)                                 3,897,783
     2,868,701        3.75    New Residential Mortgage Loan Trust 2014-3,
                              Floating Rate Note, 11/25/54 (144A)                                2,914,752
     9,844,461        3.75    New Residential Mortgage Loan Trust 2015-1,
                              Floating Rate Note, 5/28/52 (144A)                                 9,835,828

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     6,253,508        3.32    NRP Mortgage Trust 2013-1, Floating Rate
                              Note, 7/25/43                                              $       6,158,816
     4,122,117        3.32    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                     4,018,451
     4,748,881        3.25    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                     4,658,623
     4,866,034        3.25    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                     4,860,221
     5,784,060        0.81    Opteum Mortgage Acceptance Corp Trust 2005-4,
                              Floating Rate Note, 11/25/35                                       5,343,818
       433,628                ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                              432,934
       292,598                RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                            297,593
       856,181        0.77    RALI Series 2003-QS13 Trust, Floating Rate
                              Note, 7/25/33                                                        792,322
       259,139                RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                           262,079
       693,521                RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                            695,118
     2,854,792        1.94    RESI Finance LP 2003-CB1, Floating Rate
                              Note, 7/9/35                                                       2,698,478
     2,919,922                RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                           2,918,103
     5,031,915        1.81    Sequoia Mortgage Trust 2012-6, Floating Rate
                              Note, 12/26/42                                                     4,607,548
     6,975,666        3.58    Sequoia Mortgage Trust 2013-10, Floating Rate
                              Note, 8/25/43 (144A)                                               6,888,662
     4,301,266        1.87    Sequoia Mortgage Trust 2013-2, Floating Rate
                              Note, 2/25/43                                                      3,928,435
     7,480,661        3.53    Sequoia Mortgage Trust 2013-3, Floating Rate
                              Note, 3/25/43                                                      7,492,523
     7,527,716        2.33    Sequoia Mortgage Trust 2013-4 REMICS, Floating
                              Rate Note, 4/27/43                                                 7,013,297
       283,692        1.55    Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                                        274,587
     6,233,115        3.50    Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                                      6,205,206
     2,960,268        2.50    Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                          2,787,856
     2,644,528        3.00    Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                          2,583,373
     7,221,373        2.50    Sequoia Mortgage Trust 2013-6, Floating Rate
                              Note, 5/26/43                                                      6,918,133
    11,239,235        2.50    Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                                     10,567,106
     3,817,677        3.00    Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                                      3,730,586
       636,786        2.25    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                        611,962
       714,286        3.00    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                        691,518

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 29

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     6,316,706        3.55    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                              $       6,333,981
     1,690,986                Sequoia Mortgage Trust 2013-9, 3.5%, 7/27/43
                              (144A)                                                             1,698,120
     6,449,946        3.00    Sequoia Mortgage Trust 2015-1, Floating Rate Note,
                              1/25/45 (144A)                                                     6,280,435
     9,146,593        3.50    Sequoia Mortgage Trust 2015-2, Floating Rate Note,
                              5/25/45 (144A)                                                     9,116,583
     4,975,000        3.00    Sequoia Mortgage Trust 2015-4, Floating Rate Note,
                              11/25/30 (144A)                                                    5,024,748
        44,839        3.00    Sequoia Mortgage Trust, Floating Rate Note, 9/25/42                   43,662
       750,000        3.79    Springleaf Mortgage Loan Trust 2013-1, Floating
                              Rate Note, 6/25/58 (144A)                                            751,889
     1,317,280        2.10    Springleaf Mortgage Loan Trust 2013-1, Floating
                              Rate Note, 6/25/58 (144A)                                          1,315,986
       597,273        2.47    Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 1/25/35                                          590,403
       452,883        2.54    Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 11/25/34                                         447,818
     1,938,942        0.94    Structured Asset Mortgage Investments Trust
                              2003-AR2, Floating Rate Note, 12/19/33                             1,862,907
     3,502,782                Structured Asset Securities Corp., Trust 2005-17,
                              5.5%, 10/25/35                                                     3,603,727
       555,650        2.59    Structured Asset Securities Corp., Mortgage
                              Certificates Series 2003-31A, Floating Rate
                              Note, 10/25/33                                                       551,264
       604,951        0.52    Structured Asset Securities Corp., Trust 2005-14,
                              Floating Rate Note, 7/25/35                                          510,804
       648,368        2.25    Thornburg Mortgage Securities Trust 2003-3,
                              Floating Rate Note, 6/25/43                                          640,853
     4,470,000                TimberStar Trust I REMICS, 5.668%, 10/15/36 (144A)                 4,584,533
     1,435,000                TimberStar Trust I, 5.7467%, 10/15/36 (144A)                       1,467,216
     6,663,479                Towd Point Mortgage Trust 2015-1, 2.75%,
                              11/25/60 (144A)                                                    6,585,587
     5,100,000                UBS Commercial Mortgage Trust 2012-C1,
                              3.4%, 5/12/45                                                      5,193,346
     1,769,106        2.42    Velocity Commercial Capital Loan Trust 2014-1,
                              Floating Rate Note, 9/25/44 (144A)                                 1,751,415
     3,356,821        2.83    Velocity Commercial Capital Loan Trust 2015-1,
                              Floating Rate Note, 6/25/45 (144A)                                 3,373,606
       433,123                VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                               432,635
     1,907,693                VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                       1,901,465
     1,753,994                WaMu Mortgage Pass-Through Certificates Series
                              2003-S10, 4.5%, 10/25/18                                           1,764,315
     1,489,040                Wells Fargo Commercial Mortgage Trust 2010-C1,
                              3.349%, 11/18/43 (144A)                                            1,527,903
     1,927,000                Wells Fargo Commercial Mortgage Trust 2012-LC5
                              REMICS, 3.539%, 10/17/45                                           1,958,978

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     4,500,000                Wells Fargo Commercial Mortgage Trust 2014-LC16
                              REMICS, 3.477%, 8/17/50                                    $       4,602,401
     5,300,000        2.18    Wells Fargo Commercial Mortgage Trust 2014-TISH
                              REMICS, Floating Rate Note, 2/16/27 (144A)                         5,193,590
     2,500,094        2.95    Wells Fargo Credit Risk Transfer Securities Trust
                              2015, Floating Rate Note, 11/25/25 (144A)                          2,501,144
       350,000        5.39    WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                                   371,055
     1,323,000        5.65    WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                                 1,389,702
     4,800,000                WFRBS Commercial Mortgage Trust 2013-C16,
                              4.136%, 9/17/46                                                    5,093,984
     6,893,205        3.50    WinWater Mortgage Loan Trust 2015-3 REMICS,
                              Floating Rate Note, 3/20/45 (144A)                                 6,918,841
     7,994,790        3.50    WinWater Mortgage Loan Trust 2015-4, Floating
                              Rate Note, 6/20/45 (144A)                                          7,980,552
                                                                                         -----------------
                                                                                         $     539,396,271
                                                                                         -----------------
                              Total Banks                                                $     539,396,271
----------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.8%
     1,250,000        4.30    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 9/26/44 (144A)                                       $       1,272,222
         2,380                Federal National Mortgage Association REMICS,
                              10.3%, 4/25/19                                                         2,572
       542,848                Federal National Mortgage Association REMICS,
                              4.5%, 6/25/29                                                        580,133
     2,311,340                Freddie Mac Whole Loan Securities Trust 2015-SC01,
                              3.5%, 5/25/45                                                      2,335,320
       850,000        5.44    FREMF Mortgage Trust 2010-K7, Floating Rate
                              Note, 5/25/29 (144A)                                                 922,968
       600,000        5.42    FREMF Mortgage Trust 2010-K8, Floating Rate
                              Note, 9/25/43 (144A)                                                 647,764
       890,000        5.20    FREMF Mortgage Trust 2010-K9 REMICS, Floating
                              Rate Note, 9/25/45 (144A)                                            960,298
     5,380,000        4.93    FREMF Mortgage Trust 2011-K702, Floating Rate
                              Note, 4/25/44 (144A)                                               5,596,009
     1,250,000        4.88    FREMF Mortgage Trust 2011-K703, Floating Rate
                              Note, 7/25/44 (144A)                                               1,303,949
       900,000        3.30    FREMF Mortgage Trust 2013-K502, Floating Rate
                              Note, 3/27/45 (144A)                                                 906,889
     3,000,000        3.27    FREMF Mortgage Trust 2013-K713, Floating Rate
                              Note, 4/25/46 (144A)                                               2,982,634
     2,401,000        3.08    FREMF Mortgage Trust 2014-K503, Floating Rate
                              Note, 10/25/47 (144A)                                              2,381,205
     1,897,326        4.24    FREMF Mortgage Trust 2014-KF05 REMICS,
                              Floating Rate Note, 9/25/21 (144A)                                 1,898,578

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 31

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Government -- (continued)
       650,000        3.40    FREMF Mortgage Trust Class B, Floating Rate
                              Note, 11/25/46 (144A)                                      $         654,346
     2,010,000        3.95    FREMF Mortgage Trust Class B, Floating Rate
                              Note, 6/25/47 (144A)                                               2,050,803
     1,333,333                Government National Mortgage Association,
                              3.0%, 4/20/41                                                      1,370,777
       773,221                 Government National Mortgage Association,
                              5.25%, 8/16/35                                                       853,729
                                                                                         -----------------
                                                                                         $      26,720,196
                                                                                         -----------------
                              Total Government                                           $      26,720,196
----------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $570,178,801)                                        $     566,116,467
----------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 39.8%
                              ENERGY -- 4.6%
                              Oil & Gas Drilling -- 0.4%
     4,725,000                Ensco Plc, 4.5%, 10/1/24                                   $       3,252,553
     1,025,000                Pride International, Inc., 6.875%, 8/15/20                           951,717
     6,185,000                Rowan Companies, Inc., 4.75%, 1/15/24                              4,398,265
     5,505,000                Rowan Companies, Inc., 5.85%, 1/15/44                              3,321,970
                                                                                         -----------------
                                                                                         $      11,924,505
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.2%
     2,250,000                Halliburton Co., 7.6%, 8/15/96 (144A)                      $       2,787,394
       675,000                Weatherford International, Ltd., Bermuda,
                              5.95%, 4/15/42                                                       474,188
     2,815,000                Weatherford International, Ltd., Bermuda,
                              9.625%, 3/1/19                                                     2,741,106
                                                                                         -----------------
                                                                                         $       6,002,688
----------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.6%
     4,175,000                BP Capital Markets Plc, 3.062%, 3/17/22                    $       4,091,012
     5,350,000                ConocoPhillips Co., 3.35%, 11/15/24                                4,892,661
     1,000,000                Rosneft Finance SA, 7.875%, 3/13/18 (144A)                         1,063,984
    10,050,000                Sinopec Group Overseas Development 2015,
                              Ltd., 2.5%, 4/28/20 (144A)                                         9,886,698
                                                                                         -----------------
                                                                                         $      19,934,355
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.3%
     1,500,000                Approach Resources, Inc., 7.0%, 6/15/21                    $         532,500
     1,096,000                Canadian Natural Resources, Ltd., 6.5%, 2/15/37                    1,021,045
     1,010,000                EP Energy LLC, 9.375%, 5/1/20                                        643,875
       901,000                Marathon Oil Corp., 5.9%, 3/15/18                                    911,206
     2,360,000                Newfield Exploration Co., 5.375%, 1/1/26                           1,952,900
     1,400,000                Newfield Exploration Co., 5.625%, 7/1/24                           1,193,500
       345,396                Ras Laffan Liquefied Natural Gas Co., Ltd., III,
                              5.832%, 9/30/16 (144A)                                               352,290

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- (continued)
     4,150,000                WPX Energy, Inc., 7.5%, 8/1/20                             $       3,361,500
                                                                                         -----------------
                                                                                         $       9,968,816
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
     4,198,000                EnLink Midstream Partners LP, 4.4%, 4/1/24                 $       3,323,968
     3,800,000                Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                      3,898,409
     2,825,000                Valero Energy Corp., 6.625%, 6/15/37                               2,840,309
     2,890,000                Valero Energy Corp., 9.375%, 3/15/19                               3,414,333
                                                                                         -----------------
                                                                                         $      13,477,019
----------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 2.4%
     5,550,000                Boardwalk Pipelines LP, 4.95%, 12/15/24                    $       4,825,892
     5,425,000                Buckeye Partners LP, 4.15%, 7/1/23                                 4,648,129
     2,900,000                DCP Midstream LLC, 9.75%, 3/15/19 (144A)                           2,952,922
     3,340,000        5.85    DCP Midstream LLC, Floating Rate Note,
                              5/21/43 (144A)                                                     2,555,100
     9,250,000                Enbridge Energy Partners LP, 7.375%, 10/15/45                      8,862,212
     3,825,000                Enterprise Products Operating LLC, 3.7%, 2/15/26                   3,431,033
     5,310,000                Enterprise Products Operating LLC, 3.9%, 2/15/24                   4,954,272
     4,675,000                Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                    3,976,728
     7,100,000                Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                       5,265,445
     7,335,000                Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                        5,725,921
     5,325,000                Plains All American Pipeline LP, 4.65%, 10/15/25                   4,648,464
     5,300,000                Plains All American Pipeline LP, 4.9%, 2/15/45                     3,811,654
     3,500,000                Sabine Pass LNG LP, 6.5%, 11/1/20                                  3,395,000
     2,475,000                Spectra Energy Capital LLC, 6.2%, 4/15/18                          2,619,590
     1,500,000                Spectra Energy Capital LLC, 6.75%, 7/15/18                         1,612,944
     2,200,000                Sunoco Logistics Partners Operations LP,
                              6.1%, 2/15/42                                                      1,757,041
    16,525,000                The Williams Companies, Inc., 5.75%, 6/24/44                       9,811,818
     2,475,000                The Williams Companies, Inc., 7.75%, 6/15/31                       1,752,812
     4,425,000                TransCanada PipeLines, Ltd., 1.875%, 1/12/18                       4,407,526
                                                                                         -----------------
                                                                                         $      81,014,503
----------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- 0.3%
     5,275,000                CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24               $       5,316,799
     4,750,000                Sinopec Group Overseas Development 2014, Ltd.,
                              4.375%, 4/10/24 (144A)                                             4,907,429
                                                                                         -----------------
                                                                                         $      10,224,228
                                                                                         -----------------
                              Total Energy                                               $     152,546,114
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 2.1%
                              Commodity Chemicals -- 0.1%
     2,625,000                Methanex Corp., 4.25%, 12/1/24                             $       2,327,320
        40,000                NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                             38,600
                                                                                         -----------------
                                                                                         $       2,365,920
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 33

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.2%
     4,845,000                CF Industries, Inc., 5.15%, 3/15/34                        $       4,262,214
       980,000                Eastman Chemical Co., 4.8%, 9/1/42                                   899,761
     1,130,000                WR Grace & Co-Conn, 5.125%, 10/1/21 (144A)                         1,141,300
                                                                                         -----------------
                                                                                         $       6,303,275
----------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.4%
     2,800,000                Agrium, Inc., 4.125%, 3/15/35                              $       2,381,814
     7,600,000                Agrium, Inc., 5.25%, 1/15/45                                       7,084,370
     2,675,000                Monsanto Co., 3.375%, 7/15/24                                      2,550,350
                                                                                         -----------------
                                                                                         $      12,016,534
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
     3,025,000                The Valspar Corp., 3.3%, 2/1/25                            $       2,880,556
----------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.4%
     3,328,000                CEMEX Espana SA, 9.875%, 4/30/19 (144A)                    $       3,519,360
    10,600,000                CRH America, Inc., 3.875%, 5/18/25 (144A)                         10,526,065
       475,000                Holcim US Finance S.a.r.l. & Cie SCS, 6.0%,
                              12/30/19 (144A)                                                      526,836
                                                                                         -----------------
                                                                                         $      14,572,261
----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.2%
     2,275,000                Ball Corp., 4.0%, 11/15/23                                 $       2,169,781
     4,000,000                Ball Corp., 5.25%, 7/1/25                                          4,090,000
                                                                                         -----------------
                                                                                         $       6,259,781
----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
     6,975,000                International Paper Co., 3.65%, 6/15/24                    $       6,821,913
     1,025,000                International Paper Co., 3.8%, 1/15/26                             1,009,876
     2,400,000                International Paper Co., 6.0%, 11/15/41                            2,516,947
                                                                                         -----------------
                                                                                         $      10,348,736
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
     1,850,000                Freeport-McMoRan, Inc., 3.875%, 3/15/23                    $       1,054,500
     1,650,000                Freeport-McMoRan, Inc., 4.55%, 11/14/24                              944,625
     4,000,000                Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                              10/7/20 (144A)                                                     2,980,000
                                                                                         -----------------
                                                                                         $       4,979,125
----------------------------------------------------------------------------------------------------------
                              Steel -- 0.2%
     3,550,000                Commercial Metals Co., 4.875%, 5/15/23                     $       2,946,500
     1,175,000                Glencore Funding LLC, 4.125%, 5/30/23 (144A)                         866,574
     3,135,000                Worthington Industries, Inc., 4.55%, 4/15/26                       3,097,095
                                                                                         -----------------
                                                                                         $       6,910,169
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                                Value
----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
     1,285,000                Clearwater Paper Corp., 4.5%, 2/1/23                       $       1,207,900
     3,930,000                Resolute Forest Products, Inc., 5.875%, 5/15/23                    2,859,075
                                                                                         -----------------
                                                                                         $       4,066,975
                                                                                         -----------------
                              Total Materials                                            $      70,703,332
----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.7%
                              Aerospace & Defense -- 0.4%
     2,600,000                DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                   $       2,184,000
     1,915,000                Lockheed Martin Corp., 3.1%, 1/15/23                               1,913,734
    10,250,000                United Technologies Corp., 1.778%, 5/4/18 (Step)                  10,146,526
                                                                                         -----------------
                                                                                         $      14,244,260
----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.7%
     7,225,000                Fortune Brands Home & Security, Inc.,
                              3.0%, 6/15/20                                              $       7,185,573
     1,050,000                Masco Corp., 4.45%, 4/1/25                                         1,029,000
       825,000                Masco Corp., 5.95%, 3/15/22                                          891,000
     4,260,000                Masco Corp., 7.125%, 3/15/20                                       4,920,300
     5,150,000                Owens Corning, 4.2%, 12/1/24                                       5,012,238
     3,600,000        5.75    Stanley Black & Decker, Inc., Floating Rate
                              Note, 12/15/53                                                     3,780,000
                                                                                         -----------------
                                                                                         $      22,818,111
----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
     2,950,000                Tyco Electronics Group SA, 6.55%, 10/1/17                  $       3,179,168
----------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.1%
     3,727,000                Cummins, Inc., 5.65%, 3/1/98                               $       3,891,122
----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.0%+
       604,000                Valmont Industries, Inc., 6.625%, 4/20/20                  $         669,204
----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.4%
     2,800,000                Aircastle, Ltd., 6.75%, 4/15/17                            $       2,920,764
     2,260,000                GATX Corp., 5.2%, 3/15/44                                          2,157,104
     5,660,000                GATX Corp., 6.0%, 2/15/18                                          6,064,588
                                                                                         -----------------
                                                                                         $      11,142,456
                                                                                         -----------------
                              Total Capital Goods                                        $      55,944,321
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                              Research & Consulting Services -- 0.1%
     4,740,000                Verisk Analytics, Inc., 5.5%, 6/15/45                      $       4,525,581
                                                                                         -----------------
                              Total Commercial Services & Supplies                       $       4,525,581
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 35

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 1.7%
                              Airlines -- 0.7%
     4,523,057                Air Canada 2013-1 Class A Pass Through Trust,
                              4.125%, 11/15/26 (144A)                                    $       4,517,403
     4,025,000                Air Canada 2015-1 Class A Pass Through Trust,
                              3.6%, 9/15/28 (144A)                                               3,894,188
     4,300,000                American Airlines 2015-2 Class AA Pass Through
                              Trust, 3.6%, 9/22/27                                               4,343,000
     2,575,000                American Airlines 2015-2 Class B Pass Through
                              Trust, 4.4%, 9/22/25                                               2,555,688
     4,370,000                Southwest Airlines Co., 2.65%, 11/5/20                             4,347,787
     2,350,000                Southwest Airlines Co., 2.75%, 11/6/19                             2,368,217
     1,356,928                US Airways 2013-1 Class A Pass Through Trust,
                              3.95%, 5/15/27                                                     1,367,105
                                                                                         -----------------
                                                                                         $      23,393,388
----------------------------------------------------------------------------------------------------------
                              Railroads -- 0.5%
    12,160,000                Burlington Northern Santa Fe LLC, 4.15%, 4/1/45            $      11,020,936
     6,650,000                TTX Co., 3.6%, 1/15/25 (144A)                                      6,590,782
                                                                                         -----------------
                                                                                         $      17,611,718
----------------------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
       529,000                Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)              $         533,965
     1,400,000                Penske Truck Leasing Co., LP, 3.3%, 4/1/21 (144A)                  1,380,260
     8,850,000                Penske Truck Leasing Co., LP, 3.375%,
                              2/1/22 (144A)                                                      8,593,235
                                                                                         -----------------
                                                                                         $      10,507,460
----------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
     1,300,000                ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                 $       1,286,396
     4,600,000                ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                         4,277,577
                                                                                         -----------------
                                                                                         $       5,563,973
                                                                                         -----------------
                              Total Transportation                                       $      57,076,539
----------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.5%
                              Automobile Manufacturers -- 0.5%
     4,975,000                Ford Motor Credit Co., LLC, 2.24%, 6/15/18                 $       4,929,767
     6,425,000                Ford Motor Credit Co., LLC, 3.219%, 1/9/22                         6,288,482
     5,000,000                Toyota Motor Credit Corp., 2.125%, 7/18/19                         5,008,960
                                                                                         -----------------
                                                                                         $      16,227,209
                                                                                         -----------------
                              Total Automobiles & Components                             $      16,227,209
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Home Furnishings -- 0.0%+
       800,000                Mohawk Industries, Inc., 3.85%, 2/1/23                     $         809,989
                                                                                         -----------------
                              Total Consumer Durables & Apparel                          $         809,989
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.4%
                              Casinos & Gaming -- 0.2%
     1,010,000                GLP Capital LP, 4.375%, 11/1/18                            $         999,900
     3,550,000                MGM Resorts International, 6.0%, 3/15/23                           3,523,375
                                                                                         -----------------
                                                                                         $       4,523,275
----------------------------------------------------------------------------------------------------------
                              Education Services -- 0.2%
     2,600,000                President and Fellows of Harvard College,
                              2.3%, 10/1/23                                              $       2,457,122
     3,550,000                Tufts University, 5.017%, 4/15/12                                  3,652,535
                                                                                         -----------------
                                                                                         $       6,109,657
----------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
     1,300,000                Sotheby's, 5.25%, 10/1/22 (144A)                           $       1,183,000
                                                                                         -----------------
                              Total Consumer Services                                    $      11,815,932
----------------------------------------------------------------------------------------------------------
                              MEDIA -- 1.0%
                              Broadcasting -- 0.2%
     6,200,000                DIRECTV Holdings LLC, 3.8%, 3/15/22                        $       6,239,203
----------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.6%
     7,645,000                CCO Safari II LLC, 6.384%, 10/23/35 (144A)                 $       7,723,980
     9,690,000                DIRECTV Holdings LLC, 3.95%, 1/15/25                               9,552,499
     1,900,000                Intelsat Jackson Holdings SA, 7.25%, 4/1/19                        1,743,250
                                                                                         -----------------
                                                                                         $      19,019,729
----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.2%
     8,300,000                Time Warner, Inc., 4.7%, 1/15/21                           $       8,932,958
                                                                                         -----------------
                              Total Media                                                $      34,191,890
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.0%
                              Catalog Retail -- 0.2%
     7,300,000                QVC, Inc., 4.45%, 2/15/25                                  $       6,770,261
----------------------------------------------------------------------------------------------------------
                              Internet Retail -- 0.5%
     5,900,000                Expedia, Inc., 4.5%, 8/15/24                               $       5,694,385
     3,800,000                Expedia, Inc., 5.95%, 8/15/20                                      4,146,233
     7,375,000                The Priceline Group, Inc., 3.65%, 3/15/25                          7,177,807
                                                                                         -----------------
                                                                                         $      17,018,425
----------------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.1%
     4,520,000                The Home Depot, Inc., 2.625%, 6/1/22                       $       4,515,277
----------------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
     2,575,000                AutoZone, Inc., 2.5%, 4/15/21                              $       2,512,600
----------------------------------------------------------------------------------------------------------
                              Homefurnishing Retail -- 0.1%
     2,000,000                Bed Bath & Beyond, Inc., 3.749%, 8/1/24                    $       1,950,788
                                                                                         -----------------
                              Total Retailing                                            $      32,767,351
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 37

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Drug Retail -- 0.1%
       650,000                CVS Health Corp., 2.25%, 8/12/19                           $         649,145
       627,001                CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                       675,041
     1,353,348                CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                     1,456,626
                                                                                         -----------------
                                                                                         $       2,780,812
----------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.2%
     7,472,000                The Kroger Co., 2.95%, 11/1/21                             $       7,395,651
                                                                                         -----------------
                              Total Food & Staples Retailing                             $      10,176,463
----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.4%
                              Distillers & Vintners -- 0.0%+
       630,000                Constellation Brands, Inc., 3.75%, 5/1/21                  $         631,575
----------------------------------------------------------------------------------------------------------
                              Agricultural Products -- 0.2%
     5,175,000                Viterra, Inc., 5.95%, 8/1/20 (144A)                        $       4,398,750
----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.2%
     4,200,000                Grupo Bimbo SAB de CV, 3.875%,
                              6/27/24 (144A)                                             $       4,081,930
     3,240,000                Kraft Foods Group, Inc., 3.5%, 6/6/22                              3,275,465
                                                                                         -----------------
                                                                                         $       7,357,395
----------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.0%+
     1,050,000                Reynolds American, Inc., 3.75%, 5/20/23                    $       1,047,591
                                                                                         -----------------
                              Total Food, Beverage & Tobacco                             $      13,435,311
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                              Health Care Equipment -- 0.5%
    10,525,000                Becton Dickinson and Co., 3.734%, 12/15/24                 $      10,614,736
     7,300,000                Medtronic, Inc., 4.625%, 3/15/45                                   7,529,614
                                                                                         -----------------
                                                                                         $      18,144,350
----------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.0%+
     1,600,000                Fresenius US Finance II, Inc., 4.5%,
                              1/15/23 (144A)                                             $       1,616,000
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.1%
     2,600,000                Catholic Health Initiatives, 4.35%, 11/1/42                $       2,431,803
----------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
     2,400,000                NYU Hospitals Center, 4.428%, 7/1/42                       $       2,281,030
                                                                                         -----------------
                              Total Health Care Equipment & Services                     $      24,473,183
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.9%
                              Biotechnology -- 0.8%
    11,025,000                Baxalta, Inc., 3.6%, 6/23/22 (144A)                        $      11,022,056
     3,550,000                Biogen, Inc., 3.625%, 9/15/22                                      3,589,320

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Biotechnology -- (continued)
     4,275,000                Biogen, Inc., 4.05%, 9/15/25                               $       4,294,400
     7,550,000                Gilead Sciences, Inc., 4.5%, 2/1/45                                7,385,138
                                                                                         -----------------
                                                                                         $      26,290,914
----------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
       520,000                Endo, Ltd., 6.0%, 2/1/25 (144A)                            $         512,200
     3,150,000                Johnson & Johnson, 4.375%, 12/5/33                                 3,474,390
                                                                                         -----------------
                                                                                         $       3,986,590
----------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.0%+
       894,000                Agilent Technologies, Inc., 6.5%, 11/1/17                  $         954,230
                                                                                         -----------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                              $      31,231,734
----------------------------------------------------------------------------------------------------------
                              BANKS -- 6.4%
                              Diversified Banks -- 5.5%
     5,215,000                Australia & New Zealand Banking Group, Ltd.,
                              4.5%, 3/19/24 (144A)                                       $       5,233,524
     4,600,000        9.00    Banco Bilbao Vizcaya Argentaria SA, Floating
                              Rate Note (Perpetual)                                              4,924,953
     1,150,000                Bank of America Corp., 4.2%, 8/26/24                               1,141,005
     3,950,000        6.10    Bank of America Corp., Floating Rate Note
                              (Perpetual)                                                        4,004,312
     6,975,000        6.50    Bank of America Corp., Floating Rate Note,
                              10/23/49                                                           7,349,906
     2,200,000        6.25    Bank of America Corp., Floating Rate Note,
                              9/29/49                                                            2,205,500
     3,515,000                Barclays Bank Plc, 6.05%, 12/4/17 (144A)                           3,749,331
     5,250,000                Barclays Plc, 3.65%, 3/16/25                                       5,045,381
     2,400,000                BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                     2,370,000
     3,815,000                BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                       4,043,900
     7,800,000                BNP Paribas SA, 4.375%, 9/28/25 (144A)                             7,638,712
     2,925,000        5.88    Citigroup, Inc., Floating Rate Note (Perpetual)                    2,903,062
     2,850,000        5.90    Citigroup, Inc., Floating Rate Note (Perpetual)                    2,800,125
     2,295,000        5.95    Citigroup, Inc., Floating Rate Note (Perpetual)                    2,245,658
     3,435,000                Cooperatieve Rabobank UA, 3.875%, 2/8/22                           3,625,244
     6,425,000                Cooperatieve Rabobank UA, 3.95%, 11/9/22                           6,503,539
    11,575,000        6.62    Credit Agricole SA, Floating Rate Note
                              (Perpetual) (144A)                                                11,378,225
     4,825,000        7.88    Credit Agricole SA, Floating Rate Note
                              (Perpetual) (144A)                                                 4,933,562
    11,200,000                Credit Suisse Group Funding Guernsey, Ltd., 3.8%,
                              9/15/22 (144A)                                                    11,191,163
     7,475,000                Export-Import Bank of Korea, 2.25%, 1/21/20                        7,360,266
     5,425,000                First Tennessee Bank NA, 2.95%, 12/1/19                            5,383,732
     1,305,000                HSBC Bank Plc, 7.65%, 5/1/25                                       1,655,546

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 39

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
     3,940,000                HSBC Holdings Plc, 4.25%, 3/14/24                          $       3,954,286
    11,836,000        6.50    ING Groep NV, Floating Rate Note, 12/29/49                        11,562,292
     1,400,000                Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                       1,588,009
     8,125,000        7.70    Intesa Sanpaolo S.p.A., Floating Rate Note
                              (Perpetual) (144A)                                                 8,277,344
     5,125,000                Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                       5,058,150
       840,000                Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                          941,036
     4,500,000                Nordea Bank AB, 4.25%, 9/21/22 (144A)                              4,609,665
     5,600,000        6.12    Nordea Bank AB, Floating Rate Note (Perpetual)
                              (144A)                                                             5,468,120
     6,325,000        7.50    Royal Bank of Scotland Group Plc, Floating Rate
                              Note (Perpetual)                                                   6,585,906
       526,316        3.26    SBP DPR Finance Co., Floating Rate Note,
                              3/15/17 (144A)                                                       525,994
     2,600,000        4.50    Scotiabank Peru SAA, Floating Rate Note,
                              12/13/27 (144A)                                                    2,496,000
     2,200,000                Standard Chartered Bank, 6.4%, 9/26/17 (144A)                      2,338,728
     4,800,000                Standard Chartered Plc, 3.95%, 1/11/23 (144A)                      4,617,590
     1,800,000                Sumitomo Mitsui Banking Corp., 1.75%, 1/16/18                      1,793,144
    11,675,000                The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.3%,
                              3/5/20 (144A)                                                     11,508,258
     3,400,000        5.88    Wells Fargo & Co., Floating Rate Note (Perpetual)                  3,578,500
                                                                                         -----------------
                                                                                         $     182,589,668
----------------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.8%
     1,190,000                CoBank ACB, 7.875%, 4/16/18 (144A)                         $       1,332,123
     7,000,000                Credit Suisse AG New York NY, 1.75%, 1/29/18                       6,980,337
     3,350,000                HSBC Bank USA NA New York NY, 6.0%, 8/9/17                         3,563,539
     7,378,000                KeyCorp, 5.1%, 3/24/21                                             8,063,763
     1,435,000                PNC Bank NA, 6.0%, 12/7/17                                         1,536,427
     1,025,000                SunTrust Banks, Inc., 3.5%, 1/20/17                                1,042,692
       890,000        6.75    The PNC Financial Services Group, Inc., Floating
                              Rate Note (Perpetual)                                                946,738
     3,540,000                Wells Fargo Bank NA, 6.0%, 11/15/17                                3,817,982
                                                                                         -----------------
                                                                                         $      27,283,601
----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.1%
     2,300,000                Astoria Financial Corp., 5.0%, 6/19/17                     $       2,378,906
                                                                                         -----------------
                              Total Banks                                                $     212,252,175
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 4.6%
                              Other Diversified Financial Services -- 0.6%
     5,930,000                Carlyle Holdings II Finance LLC, 5.625%,
                              3/30/43 (144A)                                             $       6,298,472
     1,392,000                General Electric Capital Corp., 5.3%, 2/11/21                      1,569,647
     1,857,079                Grain Spectrum Funding II LLC, 3.29%,
                              10/10/19 (144A)                                                    1,853,364

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
     9,100,000        6.75    JPMorgan Chase & Co., Floating Rate Note, 8/29/49          $       9,919,000
     1,250,000        0.00    Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)               1,150,830
                                                                                         -----------------
                                                                                         $      20,791,313
----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.9%
     3,725,000                Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)         $       4,172,000
     3,200,000                BM&FBovespa SA - Bolsa de Valores Mercadorias e
                              Futuros, 5.5%, 7/16/20 (144A)                                      3,144,000
     2,980,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                      3,270,583
     2,000,000                National Rural Utilities Cooperative Finance Corp.,
                              5.45%, 2/1/18                                                      2,152,498
     5,480,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                              4,740,200
    11,625,000                USAA Capital Corp., 2.45%, 8/1/20 (144A)                          11,620,803
                                                                                         -----------------
                                                                                         $      29,100,084
----------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 1.2%
     1,500,000                Ally Financial, Inc., 3.6%, 5/21/18                        $       1,500,000
       800,000                Ally Financial, Inc., 4.625%, 3/30/25                                790,000
     5,050,000                Ally Financial, Inc., 5.125%, 9/30/24                              5,169,938
     1,125,000                Ally Financial, Inc., 5.75%, 11/20/25                              1,139,062
     7,695,000                American Honda Finance Corp., 1.2%, 7/14/17                        7,661,042
     1,465,000                Capital One Bank USA NA, 8.8%, 7/15/19                             1,745,241
     6,650,000                Capital One Financial Corp., 3.75%, 4/24/24                        6,693,045
     2,300,000                General Motors Financial Co., Inc., 3.7%, 11/24/20                 2,306,222
     6,525,000                General Motors Financial Co., Inc., 4.0%, 1/15/25                  6,190,639
     2,245,000                Hyundai Capital America, 1.45%, 2/6/17 (144A)                      2,234,523
     3,125,000                Hyundai Capital America, 2.0%, 3/19/18 (144A)                      3,087,859
                                                                                         -----------------
                                                                                         $      38,517,571
----------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.9%
     2,525,000                Affiliated Managers Group, Inc., 4.25%, 2/15/24            $       2,550,578
     1,725,000                Blackstone Holdings Finance Co., LLC, 5.0%,
                              6/15/44 (144A)                                                     1,761,196
     6,925,000                Blackstone Holdings Finance Co., LLC, 6.25%,
                              8/15/42 (144A)                                                     8,182,435
       733,000                Eaton Vance Corp., 6.5%, 10/2/17                                     782,702
     5,025,000                KKR Group Finance Co., II LLC, 5.5%,
                              2/1/43 (144A)                                                      5,238,844
     2,400,000                Legg Mason, Inc., 3.95%, 7/15/24                                   2,360,714
     4,290,000                Legg Mason, Inc., 5.625%, 1/15/44                                  4,261,287
     4,250,000                Neuberger Berman Group LLC, 4.875%,
                              4/15/45 (144A)                                                     3,583,506
     1,250,000        4.50    The Bank of New York Mellon Corp., Floating
                              Rate Note (Perpetual)                                              1,143,750
                                                                                         -----------------
                                                                                         $      29,865,012
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 41

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.7%
     1,650,000                KKR Group Finance Co., III LLC, 5.125%,
                              6/1/44 (144A)                                              $       1,615,932
     2,730,000                Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                        3,013,068
     5,100,000                Morgan Stanley, 4.1%, 5/22/23                                      5,152,025
       300,000                Morgan Stanley, 4.875%, 11/1/22                                      318,376
     2,900,000        5.55    Morgan Stanley, Floating Rate Note (Perpetual)                     2,900,000
       643,000                North American Development Bank, 2.3%, 10/10/18                      647,431
     6,025,000                TD Ameritrade Holding Corp., 3.625%, 4/1/25                        6,097,095
     4,400,000                UBS AG, 7.625%, 8/17/22                                            5,016,000
                                                                                         -----------------
                                                                                         $      24,759,927
----------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
     4,031,000                GE Capital International Funding Co., 2.342%,
                              11/15/20 (144A)                                            $       3,997,381
     6,900,000        2.01    ICBCIL Finance Co., Ltd., Floating Rate Note,
                              11/13/18 (144A)                                                    6,894,349
                                                                                         -----------------
                                                                                         $      10,891,730
                                                                                         -----------------
                              Total Diversified Financials                               $     153,925,637
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 6.2%
                              Insurance Brokers -- 0.1%
     5,000,000                Brown & Brown, Inc., 4.2%, 9/15/24                         $       4,937,275
----------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.9%
     7,000,000                Aflac, Inc., 3.625%, 11/15/24                              $       7,124,026
     4,250,000                Protective Life Corp., 7.375%, 10/15/19                            4,916,370
     1,090,000                Prudential Financial, Inc., 4.5%, 11/16/21                         1,176,943
     1,500,000        5.62    Prudential Financial, Inc., Floating Rate
                              Note, 6/15/43                                                      1,533,750
     2,140,000        8.88    Prudential Financial, Inc., Floating Rate
                              Note, 6/15/68                                                      2,407,500
     1,800,000        5.88    Prudential Financial, Inc., Floating Rate
                              Note, 9/15/42                                                      1,871,100
     6,830,000                Teachers Insurance & Annuity Association of
                              America, 6.85%, 12/16/39 (144A)                                    8,444,469
                                                                                         -----------------
                                                                                         $      27,474,158
----------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.5%
     5,985,000                AIG, 3.875%, 1/15/35                                       $       5,278,962
     2,335,000                AXA SA, 8.6%, 12/15/30                                             3,137,654
     5,325,000                Liberty Mutual Insurance Co., 7.697%
                              (Perpetual) (144A)                                                 6,572,679
     2,650,000                Loews Corp., 5.25%, 3/15/16                                        2,671,892
                                                                                         -----------------
                                                                                         $      17,661,187
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.3%
     1,850,000                Delphi Financial Group, Inc., 7.875%, 1/31/20              $       2,150,723
       945,000                OneBeacon US Holdings, Inc., 4.6%, 11/9/22                           949,823
     1,300,000                The Allstate Corp., 5.95%, 4/1/36                                  1,567,398
     5,455,000        6.50    The Allstate Corp., Floating Rate Note, 5/15/57                    6,000,500
                                                                                         -----------------
                                                                                         $      10,668,444
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- 4.5%
     1,500,000        3.66    Acorn Re, Ltd., Floating Rate Note, 7/17/18
                              (Cat Bond) (144A)                                          $       1,511,550
     2,750,000        6.12    Alamo Re, Ltd., Floating Rate Note, 6/7/18
                              (Cat Bond) (144A)                                                  2,816,275
       937,930                Altair Re, Variable Rate Notes, 6/30/16 (e)(g)                        65,655
       974,064                Altair Re, Variable Rate Notes, 6/30/17 (e)(g)                     1,155,435
       900,000                Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/31/16 (e)(g)                                  979,920
       500,000        3.52    Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                              (Cat Bond) (144A)                                                    509,050
       250,000        8.33    Atlas Reinsurance VII, Ltd., Floating Rate Note,
                              1/7/16 (Cat Bond) (144A)                                             249,850
       800,000                Berwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Note, 1/22/16 (e)(g)                                   933,200
     1,200,000                Berwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/1/18 (e)(g)                                 1,200,000
     3,050,000        4.56    Blue Danube II, Ltd., Floating Rate Note, 5/23/18
                              (Cat Bond) (144A)                                                  3,041,765
     1,250,000        5.25    Caelus Re, Ltd., Floating Rate Note, 3/7/16
                              (Cat Bond) (144A)                                                  1,249,500
     1,850,000        6.99    Caelus Re, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                                  1,891,995
       600,000                Carnoustie Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 11/30/20 (e)(g)                                 600,000
     3,000,000                Carnoustie Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/19/16 (e)(g)                                3,490,500
       250,000        4.47    Citrus Re, Ltd., Floating Rate Note, 4/18/17
                              (Cat Bond) (144A)                                                    249,225
       550,000        4.29    Citrus Re, Ltd., Floating Rate Note, 4/24/17
                              (Cat Bond) (144A)                                                    550,000
     1,200,000                Clarendon Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 6/15/16 (e)(g)                                1,199,520
       250,000        9.23    East Lane Re V, Ltd., Floating Rate Note, 3/16/16
                              (Cat Bond) (144A)                                                    252,900
       925,000                Eden Re II, Ltd., Variable Rate Notes, 4/23/19
                              (144A) (e)(g)                                                        925,000
     2,500,000                Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                              (144A) (e)(g)                                                      2,662,500
     7,550,000       10.22    Everglades Re, Ltd., Floating Rate Note, 3/28/16
                              (Cat Bond) (144A)                                                  7,670,045

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 43

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     3,654,000                Exeter Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/7/16 (e)(g)                         $       4,000,034
     1,000,000                Fairfield Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/2/16 (e)(g)                                 1,000,000
     1,200,000        7.41    Galileo Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                       1,208,400
     2,800,000        2.20    Golden State Re II, Ltd., Floating Rate Note,
                              1/8/19 (Cat Bond) (144A)                                           2,779,840
     3,700,000                Gullane Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/22/17 (e)(g)                                4,210,970
     1,009,200                Hereford Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/7/16 (e)(g)                                 1,200,040
     1,150,000        4.08    Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                              Bond) (144A)                                                       1,157,360
     1,000,000        4.56    Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                              Bond) (144A)                                                       1,008,800
     1,700,000        3.74    Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                              (Cat Bond) (144A)                                                  1,684,190
     3,000,000        6.75    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                                  3,004,500
     1,500,000        9.25    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                                  1,505,850
     3,700,000        4.74    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                  3,677,430
       350,000        4.49    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                    345,380
       500,000                Lahinch Re, Variable Rate Notes, 6/15/16 (e)(g)                      505,150
       250,000        9.76    Loma Reinsurance, Ltd. Bermuda, Floating Rate
                              Note, 1/8/18 (Cat Bond) (144A)                                       256,800
     5,950,000        4.30    Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                              (Cat Bond) (144A)                                                  5,977,370
     4,000,000        3.75    Longpoint Re, Ltd. III, Floating Rate Note, 5/23/18
                              (Cat Bond) (144A)                                                  4,040,400
     1,300,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e)(g)               1,449,240
     1,000,000        2.00    Merna Re V, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                                    997,800
     1,956,533                Muirfield Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/12/16 (e)(g)                                2,199,926
     1,000,000        8.73    Mythen Re, Ltd., Series 2012-2 Class A, Floating
                              Rate Note, 1/5/17 (Cat Bond) (144A)                                1,028,100
     1,100,000        7.24    Northshore Re, Ltd., Floating Rate Note, 7/5/16
                              (Cat Bond) (144A)                                                  1,113,420
      900,000                 Pangaea Re Series 2016-1 Principal-at-Risk
                              Notes, 11/30/20 (e)(g)                                               900,000
     3,600,000                Pangaea Re, Series 2015-1, Principal at Risk
                              Notes, 2/1/19 (e)(g)                                               4,187,160
     4,000,000                Pangaea Re, Series 2015-2, Principal at Risk
                              Notes, 11/30/19 (e)(g)                                             4,238,400

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     2,000,000                Pangaea Re, Variable Rate Notes, 7/1/18 (e)(g)             $          36,000
     3,200,000        4.77    PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                                  3,186,560
     1,000,000                Prestwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 7/1/16 (e)(g)                                 1,116,300
     2,000,000        6.39    Queen Street XI RE Dac, Floating Rate Note, 6/7/19
                              (Cat Bond) (144A)                                                  1,998,600
     1,650,000        8.76    Queen Street VII Re, Ltd., Floating Rate Note,
                              4/8/16 (Cat Bond) (144A)                                           1,657,590
     1,650,000        6.00    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                    1,671,615
     2,800,000        4.75    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                    2,816,520
       800,000        8.25    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                       814,720
       275,000       10.27    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                       282,425
       250,000        9.52    Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                                       262,925
     2,550,000        2.99    Sanders Re, Ltd., Floating Rate Note, 5/25/18
                              (Cat Bond) (144A)                                                  2,490,330
     1,250,000        4.00    Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                                  1,246,375
     1,200,000        3.49    Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                                  1,190,040
     2,000,000        4.05    Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                                  1,994,800
     3,000,000                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (e)(g)                                                      3,362,700
       400,000                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (e) (g)                                                       479,920
     1,100,000                Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                              (144A) (e)(g)                                                      1,105,170
       250,000                Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                              (144A) (e)(g)                                                          2,350
     1,000,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                              (144A) (e)(g)                                                      1,290,000
     1,700,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                              (144A) (e)(g)                                                      1,700,000
       700,000                St Andrews Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/1/18 (e)(g)                                   700,000
     1,300,000                St. Andrews Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/22/16 (e)(g)                                1,463,410
     7,300,000        8.66    Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                              (Cat Bond) (144A)                                                  7,452,570
     2,018,867                Troon Segregated Account (Kane SAC Ltd.), Variable
                              Rate Notes, 1/12/16 (e)(g)                                         2,199,959
     1,012,000                Turnberry Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/15/16 (e)(g)                                1,030,924

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 45

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     1,500,000        5.00    Ursa Re, Ltd., Floating Rate Note, 9/21/18 (Cat
                              Bond) (144A)                                               $       1,496,850
     1,125,000                Versutus 2016 Class A-1, Variable Rate Notes,
                              11/30/20 (e)(g)                                                    1,125,000
     2,500,000                Versutus Ltd., Series 2015-A, Variable Rate Notes,
                              12/31/2017 (e)(g)                                                  2,920,000
     8,850,000        0.00    Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                              (Cat Bond) (144A)                                                  8,920,800
     1,500,000        2.86    Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                              (Cat Bond) (144A)                                                  1,509,750
       500,000        2.75    Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                              (Cat Bond) (144A)                                                    502,700
     1,750,000        1.75    Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                              (Cat Bond) (144A)                                                  1,728,475
     1,400,000        5.88    Wilton Re Finance LLC, Floating Rate Note,
                              3/30/33 (144A)                                                     1,468,866
                                                                                         -----------------
                                                                                         $     148,104,689
                                                                                         -----------------
                              Total Insurance                                            $     208,845,753
----------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.4%
                              Diversified REIT -- 0.7%
     4,225,000                Brixmor Operating Partnership LP, 3.85%, 2/1/25            $       4,104,938
     1,175,000                Brixmor Operating Partnership LP, 3.875%, 8/15/22                  1,169,602
     1,475,000                DCT Industrial Operating Partnership LP,
                              4.5%, 10/15/23                                                     1,476,080
     2,175,000                Duke Realty LP, 3.625%, 4/15/23                                    2,125,121
     5,300,000                Duke Realty LP, 3.75%, 12/1/24                                     5,154,875
     9,125,000                Essex Portfolio LP, 3.5%, 4/1/25                                   8,778,432
                                                                                         -----------------
                                                                                         $      22,809,048
----------------------------------------------------------------------------------------------------------
                              Office REIT -- 0.3%
        75,000                Alexandria Real Estate Equities, Inc.,
                              2.75%, 1/15/20                                             $          73,732
     1,093,000                Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23               1,079,495
     2,670,000                Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                2,769,975
     2,032,000                Highwoods Realty LP, 3.2%, 6/15/21                                 1,976,835
     2,100,000                Highwoods Realty LP, 3.625%, 1/15/23                               2,034,526
     2,550,000                Piedmont Operating Partnership LP, 3.4%, 6/1/23                    2,391,074
                                                                                         -----------------
                                                                                         $      10,325,637
----------------------------------------------------------------------------------------------------------
                              Healthcare REIT -- 0.2%
     3,750,000                Healthcare Realty Trust, Inc., 3.875%, 5/1/25              $       3,627,022
     3,945,000                Omega Healthcare Investors, Inc., 4.95%, 4/1/24                    3,984,162
                                                                                         -----------------
                                                                                         $       7,611,184
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.2%
     2,700,000                CubeSmart LP, 4.0%, 11/15/25                               $       2,679,237
       730,000                CubeSmart LP, 4.8%, 7/15/22                                          777,360
     1,675,000                DuPont Fabros Technology LP, 5.875%, 9/15/21                       1,742,000
     1,875,000                Equinix, Inc., 5.75%, 1/1/25                                       1,917,188
                                                                                         -----------------
                                                                                         $       7,115,785
                                                                                         -----------------
                              Total Real Estate                                          $      47,861,654
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 1.0%
                              Data Processing & Outsourced Services -- 0.4%
     3,750,000                Automatic Data Processing, Inc., 2.25%, 9/15/20            $       3,764,201
     3,000,000                Cardtronics, Inc., 5.125%, 8/1/22                                  2,895,000
     4,550,000                Visa, Inc., 2.2%, 12/14/20                                         4,541,532
                                                                                         -----------------
                                                                                         $      11,200,733
----------------------------------------------------------------------------------------------------------
                              Application Software -- 0.3%
     8,100,000                Adobe Systems, Inc., 3.25%, 2/1/25                         $       7,905,446
     2,875,000                Igloo Holdings Corp., 8.25%, 12/15/17 (8.25%
                              Cash, 9.00% PIK) (144A) (PIK)                                      2,875,000
                                                                                         -----------------
                                                                                         $      10,780,446
----------------------------------------------------------------------------------------------------------
                              Systems Software -- 0.3%
    10,600,000                Oracle Corp., 2.5%, 5/15/22                                $      10,404,038
----------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.0%+
       650,000                Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)          $         689,000
                                                                                         -----------------
                              Total Software & Services                                  $      33,074,217
----------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                              Communications Equipment -- 0.1%
     2,860,000                Brocade Communications Systems, Inc.,
                              4.625%, 1/15/23                                            $       2,717,000
----------------------------------------------------------------------------------------------------------
                              Computer Hardware Storage & Peripherals -- 0.2%
     4,600,000                NCR Corp., 4.625%, 2/15/21                                 $       4,381,500
     1,425,000                NCR Corp., 6.375%, 12/15/23                                        1,403,625
                                                                                         -----------------
                                                                                         $       5,785,125
----------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.1%
     3,675,000                Amphenol Corp., 3.125%, 9/15/21                            $       3,633,715
----------------------------------------------------------------------------------------------------------
                              Electronic Manufacturing Services -- 0.1%
     2,750,000                Flextronics International, Ltd., 4.75%,
                              6/15/25 (144A)                                             $       2,677,812
                                                                                         -----------------
                              Total Technology Hardware & Equipment                      $      14,813,652
----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.4%
                              Semiconductor Equipment -- 0.1%
     2,500,000                Entegris, Inc., 6.0%, 4/1/22 (144A)                        $       2,531,250
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 47

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.3%
    11,075,000                Intel Corp., 4.8%, 10/1/41                                 $      11,545,433
                                                                                         -----------------
                              Total Semiconductors & Semiconductor
                              Equipment                                                  $      14,076,683
----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.4%
                              Integrated Telecommunication Services -- 0.9%
     2,250,000                AT&T, Inc., 4.75%, 5/15/46                                 $       2,060,091
       130,000                Frontier Communications Corp., 10.5%,
                              9/15/22 (144A)                                                       129,512
     4,300,000                Frontier Communications Corp., 7.125%, 1/15/23                     3,708,750
       130,000                Frontier Communications Corp., 8.875%,
                              9/15/20 (144A)                                                       131,625
     4,800,000                GTP Acquisition Partners I LLC, 2.35%,
                              6/15/45 (144A)                                                     4,654,752
       763,103                GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                       765,270
     2,750,000                Telefonica Emisiones SAU, 6.221%, 7/3/17                           2,922,590
     1,500,000                Unison Ground Lease Funding LLC, 2.981%,
                              3/16/43 (144A)                                                     1,491,790
     1,938,000                Verizon Communications, Inc., 5.012%, 8/21/54                      1,774,415
     5,100,000                Verizon Communications, Inc., 5.15%, 9/15/23                       5,606,563
     7,254,000                Verizon Communications, Inc., 6.55%, 9/15/43                       8,612,021
                                                                                         -----------------
                                                                                         $      31,857,379
----------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.5%
     1,675,000                Altice Financing SA, 7.875%, 12/15/19 (144A)               $       1,742,000
     3,015,000                Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                    3,223,100
     1,625,000                Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                    1,772,314
     6,975,000                SBA Tower Trust, 3.869%, 10/15/49 (144A)                           6,891,671
     1,500,000                Sprint Corp., 7.125%, 6/15/24                                      1,081,875
     1,500,000                Sprint Corp., 7.25%, 9/15/21                                       1,132,050
                                                                                         -----------------
                                                                                         $      15,843,010
                                                                                         -----------------
                              Total Telecommunication Services                           $      47,700,389
----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.5%
                              Electric Utilities -- 1.7%
       980,000                Commonwealth Edison Co., 6.15%, 9/15/17                    $       1,052,122
       514,347                Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                     533,392
     4,250,000                Electricite de France SA, 6.0%, 1/22/14 (144A)                     4,158,540
     2,150,000        5.25    Electricite de France SA, Floating Rate Note
                              (Perpetual) (144A)                                                 2,021,000
     2,825,000                Empresa Electrica Angamos SA, 4.875%,
                              5/25/29 (144A)                                                     2,520,146
     3,365,000                Enel Finance International NV, 5.125%,
                              10/7/19 (144A)                                                     3,635,724
     2,320,000        8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                    2,641,900
     4,250,000                Exelon Corp., 2.85%, 6/15/20                                       4,226,765

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
       586,325                FPL Energy American Wind LLC, 6.639%,
                              6/20/23 (144A)                                             $         589,764
        69,922                FPL Energy Wind Funding LLC, 6.876%,
                              6/27/17 (144A)                                                        68,523
     4,475,000                Iberdrola International BV, 6.75%, 7/15/36                         5,484,193
     1,925,000                Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                 2,133,501
       610,000                Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                  743,285
       910,000                Nevada Power Co., 6.5%, 8/1/18                                     1,009,905
       454,331                Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                       465,689
     2,690,000                Public Service Co. of New Mexico, 7.95%, 5/15/18                   3,010,255
     5,757,143                Southern California Edison Co., 1.845%, 2/1/22                     5,703,889
     2,200,000        6.25    Southern California Edison Co., Floating Rate Note
                              (Perpetual)                                                        2,423,850
    10,800,000                Southwestern Electric Power Co., 3.9%, 4/1/45                      9,456,761
     4,556,000                Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                       3,006,960
                                                                                         -----------------
                                                                                         $      54,886,164
----------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.1%
     2,125,000                DCP Midstream Operating LP, 5.6%, 4/1/44                   $       1,290,559
     2,146,148                Nakilat, Inc., 6.267%, 12/31/33 (144A)                             2,361,836
                                                                                         -----------------
                                                                                         $       3,652,395
----------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.4%
     5,475,000                Consolidated Edison Co. of New York, Inc.,
                              4.625%, 12/1/54                                            $       5,387,132
     5,055,000                New York State Electric & Gas Corp., 6.15%,
                              12/15/17 (144A)                                                    5,385,188
       214,387                Ormat Funding Corp., 8.25%, 12/30/20                                 214,387
     2,925,000                San Diego Gas & Electric Co., 1.914%, 2/1/22                       2,873,722
                                                                                         -----------------
                                                                                         $      13,860,429
----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.3%
       532,140                Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)               $         570,054
     4,300,000                Colbun SA, 4.5%, 7/10/24 (144A)                                    4,194,061
     1,427,668                Kiowa Power Partners LLC, 5.737%, 3/30/21
                              (144A)                                                             1,506,190
     2,000,000                NRG Energy, Inc., 8.25%, 9/1/20                                    1,940,000
     2,161,541                Panoche Energy Center LLC, 6.885%, 7/31/29
                              (144A)                                                             2,485,731
                                                                                         -----------------
                                                                                         $      10,696,036
                                                                                         -----------------
                              Total Utilities                                            $      83,095,024
----------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $1,362,825,677)                                      $   1,331,570,133
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 49

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 31.1%
     1,822,631                Fannie Mae, 2.5%, 7/1/30                                   $       1,839,676
     1,834,344                Fannie Mae, 2.5%, 7/1/30                                           1,850,966
     3,058,472                Fannie Mae, 2.5%, 7/1/30                                           3,087,068
     3,900,000                Fannie Mae, 3.0%, 1/19/16 (TBA)                                    4,017,558
     1,804,917                Fannie Mae, 3.0%, 12/1/42                                          1,814,702
     2,958,388                Fannie Mae, 3.0%, 7/1/30                                           3,050,168
       867,688                Fannie Mae, 3.0%, 7/1/43                                             869,535
    20,720,268                Fannie Mae, 3.0%, 8/1/42                                          20,798,407
     5,401,343                Fannie Mae, 3.0%, 9/1/28                                           5,584,126
     6,163,461                Fannie Mae, 3.0%, 9/1/42                                           6,185,584
     5,794,345                Fannie Mae, 3.0%, 9/1/43                                           5,806,003
    32,475,000                Fannie Mae, 3.5%, 1/13/16 (TBA)                                   33,505,211
       292,100                Fannie Mae, 3.5%, 11/1/42                                            302,579
    15,216,591                Fannie Mae, 3.5%, 11/1/45                                         15,809,948
     1,725,932                Fannie Mae, 3.5%, 12/1/26                                          1,810,725
       735,481                Fannie Mae, 3.5%, 12/1/42                                            761,877
       757,244                Fannie Mae, 3.5%, 12/1/42                                            784,414
     3,270,396                Fannie Mae, 3.5%, 2/1/29                                           3,427,663
    14,411,376                Fannie Mae, 3.5%, 2/1/44                                          14,879,531
     9,809,068                Fannie Mae, 3.5%, 4/1/45                                          10,127,716
     3,905,456                Fannie Mae, 3.5%, 6/1/28                                           4,095,836
     4,561,601                Fannie Mae, 3.5%, 9/1/44                                           4,709,785
     2,975,795                Fannie Mae, 3.5%, 9/1/45                                           3,072,728
       634,446                Fannie Mae, 4.0%, 1/1/42                                             673,071
       724,942                Fannie Mae, 4.0%, 1/1/42                                             769,105
       190,195                Fannie Mae, 4.0%, 1/1/44                                             201,347
       151,634                Fannie Mae, 4.0%, 1/1/45                                             160,510
       410,348                Fannie Mae, 4.0%, 1/1/45                                             434,437
       720,512                Fannie Mae, 4.0%, 1/1/45                                             762,695
    31,650,000                Fannie Mae, 4.0%, 1/13/16 (TBA)                                   33,491,141
       152,692                Fannie Mae, 4.0%, 11/1/44                                            161,694
       198,548                Fannie Mae, 4.0%, 11/1/44                                            210,171
       450,114                Fannie Mae, 4.0%, 11/1/44                                            476,548
     3,331,880                Fannie Mae, 4.0%, 11/1/44                                          3,527,994
     9,732,161                Fannie Mae, 4.0%, 11/1/44                                         10,301,856
     1,058,164                Fannie Mae, 4.0%, 12/1/40                                          1,132,940
     1,967,997                Fannie Mae, 4.0%, 12/1/41                                          2,087,831
        41,931                Fannie Mae, 4.0%, 12/1/42                                             44,490
     5,976,229                Fannie Mae, 4.0%, 12/1/43                                          6,354,812
        87,291                Fannie Mae, 4.0%, 12/1/44                                             92,416
       423,909                Fannie Mae, 4.0%, 12/1/44                                            448,811
       782,333                Fannie Mae, 4.0%, 12/1/44                                            828,260

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     9,803,089                Fannie Mae, 4.0%, 2/1/42                                   $      10,400,366
     9,784,327                Fannie Mae, 4.0%, 2/1/44                                          10,358,735
        70,019                Fannie Mae, 4.0%, 2/1/45                                              74,138
       359,261                Fannie Mae, 4.0%, 2/1/45                                             380,353
       715,533                Fannie Mae, 4.0%, 2/1/45                                             757,419
     1,665,608                Fannie Mae, 4.0%, 3/1/42                                           1,770,286
     1,557,897                Fannie Mae, 4.0%, 4/1/39                                           1,649,092
     1,069,422                Fannie Mae, 4.0%, 4/1/41                                           1,138,594
       566,892                Fannie Mae, 4.0%, 4/1/42                                             601,270
       838,212                Fannie Mae, 4.0%, 4/1/42                                             889,227
     1,207,570                Fannie Mae, 4.0%, 5/1/41                                           1,281,056
     2,580,635                Fannie Mae, 4.0%, 5/1/44                                           2,731,699
       845,247                Fannie Mae, 4.0%, 6/1/42                                             895,176
       168,777                Fannie Mae, 4.0%, 6/1/44                                             178,657
       224,034                Fannie Mae, 4.0%, 6/1/44                                             237,148
        20,218                Fannie Mae, 4.0%, 7/1/18                                              21,077
       334,166                Fannie Mae, 4.0%, 7/1/42                                             354,566
     5,152,583                Fannie Mae, 4.0%, 7/1/42                                           5,485,721
       559,314                Fannie Mae, 4.0%, 7/1/44                                             592,055
     8,618,685                Fannie Mae, 4.0%, 7/1/44                                           9,123,201
    12,469,383                Fannie Mae, 4.0%, 8/1/42                                          13,236,982
       384,230                Fannie Mae, 4.0%, 8/1/44                                             407,376
       450,484                Fannie Mae, 4.0%, 8/1/44                                             476,855
     2,423,148                Fannie Mae, 4.0%, 8/1/44                                           2,568,396
     7,263,236                Fannie Mae, 4.0%, 8/1/44                                           7,695,968
        74,735                Fannie Mae, 4.0%, 9/1/44                                              79,110
       629,812                Fannie Mae, 4.0%, 9/1/44                                             666,680
       750,995                Fannie Mae, 4.0%, 9/1/44                                             794,957
    11,124,503                Fannie Mae, 4.0%, 9/1/44                                          11,823,524
     6,588,061                Fannie Mae, 4.5%, 1/1/42                                           7,127,643
     8,535,399                Fannie Mae, 4.5%, 1/1/42                                           9,233,489
    10,196,919                Fannie Mae, 4.5%, 1/1/44                                          11,012,951
       255,363                Fannie Mae, 4.5%, 10/1/35                                            276,844
       282,903                Fannie Mae, 4.5%, 10/1/35                                            305,543
       318,551                Fannie Mae, 4.5%, 11/1/20                                            331,212
     2,415,367                Fannie Mae, 4.5%, 11/1/40                                          2,614,138
       348,387                Fannie Mae, 4.5%, 11/1/43                                            379,555
       702,513                Fannie Mae, 4.5%, 11/1/43                                            768,521
     1,060,858                Fannie Mae, 4.5%, 12/1/41                                          1,147,725
    10,655,652                Fannie Mae, 4.5%, 12/1/43                                         11,508,395
    13,379,079                Fannie Mae, 4.5%, 12/1/43                                         14,499,954

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 51

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     1,071,991                Fannie Mae, 4.5%, 2/1/41                                   $       1,160,281
       395,846                Fannie Mae, 4.5%, 2/1/44                                             428,393
     2,502,533                Fannie Mae, 4.5%, 4/1/41                                           2,708,213
       136,773                Fannie Mae, 4.5%, 5/1/41                                             147,992
     3,308,243                Fannie Mae, 4.5%, 5/1/41                                           3,579,183
     4,652,324                Fannie Mae, 4.5%, 5/1/41                                           5,033,807
       306,413                Fannie Mae, 4.5%, 7/1/41                                             333,263
     1,658,426                Fannie Mae, 4.5%, 7/1/41                                           1,792,922
     2,234,420                Fannie Mae, 4.5%, 7/1/41                                           2,418,195
       796,969                Fannie Mae, 4.5%, 8/1/40                                             862,544
     1,257,994                Fannie Mae, 4.5%, 8/1/40                                           1,361,373
       212,704                Fannie Mae, 5.0%, 1/1/20                                             220,278
       337,479                Fannie Mae, 5.0%, 10/1/20                                            358,393
        43,216                Fannie Mae, 5.0%, 2/1/20                                              45,133
        16,305                Fannie Mae, 5.0%, 2/1/22                                              17,502
       253,434                Fannie Mae, 5.0%, 2/1/22                                             270,915
     4,841,750                Fannie Mae, 5.0%, 2/1/41                                           5,344,893
    19,062,836                Fannie Mae, 5.0%, 2/1/45                                          21,060,213
       428,824                Fannie Mae, 5.0%, 5/1/23                                             460,996
       920,283                Fannie Mae, 5.0%, 6/1/40                                           1,019,213
       992,982                Fannie Mae, 5.0%, 6/1/40                                           1,095,091
       754,766                Fannie Mae, 5.0%, 7/1/40                                             832,566
     1,110,136                Fannie Mae, 5.0%, 7/1/40                                           1,224,877
     1,445,585                Fannie Mae, 5.0%, 7/1/40                                           1,593,706
       101,528                Fannie Mae, 5.5%, 12/1/17                                            104,237
       388,424                Fannie Mae, 5.5%, 3/1/36                                             436,639
       188,493                Fannie Mae, 5.5%, 5/1/36                                             209,869
        33,720                Fannie Mae, 5.5%, 6/1/33                                              37,905
       271,784                Fannie Mae, 5.5%, 6/1/36                                             303,734
       119,713                Fannie Mae, 5.5%, 7/1/33                                             134,592
       844,748                Fannie Mae, 5.5%, 7/1/34                                             952,108
       189,044                Fannie Mae, 5.5%, 9/1/19                                             196,579
         4,615                Fannie Mae, 6.0%, 1/1/32                                               5,270
        70,003                Fannie Mae, 6.0%, 10/1/32                                             79,934
        18,608                Fannie Mae, 6.0%, 10/1/34                                             21,079
       171,835                Fannie Mae, 6.0%, 10/1/35                                            193,980
        35,792                Fannie Mae, 6.0%, 11/1/33                                             40,812
        15,129                Fannie Mae, 6.0%, 11/1/34                                             17,206
       365,046                Fannie Mae, 6.0%, 12/1/35                                            412,353
        25,401                Fannie Mae, 6.0%, 2/1/32                                              28,955
        17,304                Fannie Mae, 6.0%, 2/1/33                                              19,565
         5,612                Fannie Mae, 6.0%, 2/1/35                                               6,383

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        13,394                Fannie Mae, 6.0%, 2/1/35                                   $          15,202
         7,714                Fannie Mae, 6.0%, 3/1/32                                               8,809
        98,673                Fannie Mae, 6.0%, 3/1/33                                             112,671
        98,205                Fannie Mae, 6.0%, 4/1/33                                             111,402
       246,542                Fannie Mae, 6.0%, 4/1/35                                             280,945
        58,916                Fannie Mae, 6.0%, 5/1/35                                              66,485
         2,378                Fannie Mae, 6.0%, 6/1/16                                               2,395
       347,938                Fannie Mae, 6.0%, 6/1/38                                             396,798
       197,500                Fannie Mae, 6.0%, 7/1/33                                             225,075
       457,202                Fannie Mae, 6.0%, 7/1/33                                             519,788
        62,694                Fannie Mae, 6.0%, 7/1/38                                              70,948
         4,952                Fannie Mae, 6.0%, 8/1/32                                               5,653
       175,374                Fannie Mae, 6.0%, 8/1/34                                             199,923
         1,285                Fannie Mae, 6.0%, 9/1/29                                               1,466
           565                Fannie Mae, 6.0%, 9/1/32                                                 643
        13,030                Fannie Mae, 6.0%, 9/1/34                                              14,805
        35,815                Fannie Mae, 6.0%, 9/1/34                                              40,714
        60,037                Fannie Mae, 6.0%, 9/1/34                                              68,305
        96,513                Fannie Mae, 6.0%, 9/1/34                                             108,912
         3,037                Fannie Mae, 6.5%, 1/1/31                                               3,471
        11,242                Fannie Mae, 6.5%, 10/1/31                                             12,847
        74,143                Fannie Mae, 6.5%, 10/1/32                                             84,734
       177,890                Fannie Mae, 6.5%, 11/1/37                                            203,301
       134,330                Fannie Mae, 6.5%, 12/1/31                                            153,519
         4,916                Fannie Mae, 6.5%, 2/1/32                                               5,618
        77,961                Fannie Mae, 6.5%, 3/1/32                                              89,098
         2,854                Fannie Mae, 6.5%, 4/1/31                                               3,262
         6,588                Fannie Mae, 6.5%, 5/1/31                                               7,529
        74,653                Fannie Mae, 6.5%, 6/1/31                                              85,317
         8,749                Fannie Mae, 6.5%, 7/1/29                                               9,999
        30,159                Fannie Mae, 6.5%, 7/1/34                                              34,467
         9,155                Fannie Mae, 6.5%, 8/1/31                                              10,462
         5,397                Fannie Mae, 6.5%, 9/1/31                                               6,168
         8,334                Fannie Mae, 6.5%, 9/1/31                                               9,524
        21,046                Fannie Mae, 7.0%, 1/1/32                                              24,014
           755                Fannie Mae, 7.0%, 12/1/30                                                802
         7,378                Fannie Mae, 7.0%, 12/1/30                                              8,261
        25,673                Fannie Mae, 7.0%, 12/1/31                                             27,366
         9,952                Fannie Mae, 7.0%, 4/1/31                                              11,946
        13,771                Fannie Mae, 7.0%, 9/1/31                                              15,328
           162                Fannie Mae, 8.0%, 5/1/31                                                 161
       449,519                Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                       454,287

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 53

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       260,354                Federal Home Loan Mortgage Corp., 2.5%, 4/1/30             $         263,119
     4,312,214                Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                    4,448,309
     4,154,346                Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                     4,292,981
     1,707,287                Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                    1,796,519
       185,002                Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                      190,599
     9,984,861                Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                   10,299,031
     9,359,478                Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                    9,642,379
     4,731,874                Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                     4,874,900
     2,318,388                Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                     2,390,189
       255,797                Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                       264,250
     3,792,887                Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                     3,908,633
       807,330                Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                       833,622
     2,829,029                Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                     2,991,335
    13,992,804                Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                   14,959,671
       168,620                Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                      178,513
     2,532,941                Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                    2,679,636
       593,436                Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                       629,682
     2,306,730                Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                     2,439,179
     8,611,832                Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                     9,107,739
     7,944,647                Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                     8,398,749
       183,289                Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                       194,118
     1,012,092                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     1,073,624
     1,339,863                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     1,421,406
     1,394,153                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     1,478,928
    11,203,056                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                    11,844,713
     4,555,812                Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                     4,816,818
    10,487,080                Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                    11,125,333
       308,395                Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                      320,981
     4,518,294                Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                    4,873,815
       299,826                Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                      322,882
       134,356                Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                       139,147
     2,690,991                Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                     2,902,604
     6,831,214                Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                     7,367,731
       869,959                Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                      918,441
       412,025                Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                      449,675
        18,117                Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                       19,991
        24,643                Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                       26,459
       351,477                Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                       384,783
       437,369                Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                       477,469
        29,592                Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                       32,886
       143,200                Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                      159,391
        46,018                Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                       51,031

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       166,816                Federal Home Loan Mortgage Corp., 5.5%, 12/1/18            $         172,530
     1,762,364                Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                     1,959,526
       195,306                Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                       215,806
       295,638                Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                       328,801
        61,284                Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                        68,841
        37,346                Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                        41,955
        38,374                Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                        43,854
        21,960                Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                       25,097
         9,337                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                       10,494
       120,392                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                      135,319
       125,789                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                      141,331
        47,974                Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                       54,353
         4,906                Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                         5,603
        68,995                Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                        78,718
        38,600                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                        43,362
       209,419                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                       239,066
        13,766                Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                        15,464
        57,697                Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                        65,548
       292,779                Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                       328,853
        32,464                Federal Home Loan Mortgage Corp., 6.0%, 5/1/17                        33,073
       200,238                Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                       228,220
       610,806                Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                       698,040
       112,604                Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                       126,534
       125,564                Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                       140,942
       166,576                Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                       190,163
       143,339                Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                       163,668
           168                Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                           191
           354                Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                           403
        43,986                Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                       52,184
           354                Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                          403
        49,117                Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                       55,938
         3,576                Federal Home Loan Mortgage Corp., 6.5%, 2/1/33                         4,073
           507                Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                           577
         6,874                Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                         7,828
         3,662                Federal Home Loan Mortgage Corp., 6.5%, 4/1/34                         4,170
         5,488                Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                         6,250
           240                Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                           274
        14,433                Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                        16,917
           931                Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                         1,077
         4,237                Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                         4,825
         3,147                Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                        3,690
        77,833                Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                        84,036

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 55

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       204,177                Federal Home Loan Mortgage Corp., 7.0%, 9/1/22             $         220,481
     4,753,766                Federal National Mortgage Association, 4.0%,
                              10/1/45                                                            5,034,185
       421,105                Federal National Mortgage Association, 4.0%,
                              11/1/34                                                              450,605
     1,152,220                Federal National Mortgage Association, 5.0%, 8/1/40                1,267,278
    18,062,267                Government National Mortgage Association I,
                              3.5%, 1/15/45                                                     18,808,789
    30,710,000                Government National Mortgage Association I,
                              3.5%, 1/21/16 (TBA)                                               31,949,766
    11,147,817                Government National Mortgage Association I,
                              3.5%, 7/15/42                                                     11,609,777
        34,419                Government National Mortgage Association I,
                              4.0%, 1/15/41                                                         36,541
       121,744                Government National Mortgage Association I,
                              4.0%, 1/15/41                                                        129,230
     3,068,956                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                      3,257,271
     3,494,107                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                      3,708,128
     4,304,815                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                      4,568,963
        10,490                Government National Mortgage Association I,
                              4.0%, 10/15/40                                                        11,137
         6,342                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                         6,731
         8,861                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                         9,406
         9,318                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                         9,893
       258,151                Government National Mortgage Association I,
                              4.0%, 10/15/44                                                       273,977
        12,200                Government National Mortgage Association I,
                              4.0%, 11/15/40                                                        12,957
        57,663                Government National Mortgage Association I,
                              4.0%, 11/15/40                                                        61,211
         6,732                Government National Mortgage Association I,
                              4.0%, 11/15/41                                                         7,147
         6,949                Government National Mortgage Association I,
                              4.0%, 11/15/41                                                         7,374
        30,925                Government National Mortgage Association I,
                              4.0%, 11/15/43                                                        33,031
     1,100,507                Government National Mortgage Association I,
                              4.0%, 11/15/44                                                     1,168,032
         9,812                Government National Mortgage Association I,
                              4.0%, 12/15/41                                                        10,414

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     3,908,447                Government National Mortgage Association I,
                              4.0%, 12/15/44                                             $       4,148,267
        15,039                Government National Mortgage Association I,
                              4.0%, 2/15/41                                                         15,981
        50,189                Government National Mortgage Association I,
                              4.0%, 2/15/42                                                         53,260
       490,777                Government National Mortgage Association I,
                              4.0%, 2/15/42                                                        521,057
     3,773,443                Government National Mortgage Association I,
                              4.0%, 2/15/45                                                      4,007,494
     4,372,069                Government National Mortgage Association I,
                              4.0%, 2/15/45                                                      4,639,993
        24,379                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                         26,011
       753,480                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                        799,683
     1,608,590                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                      1,707,310
     6,718,751                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                      7,130,980
       444,529                Government National Mortgage Association I,
                              4.0%, 3/15/45                                                        471,807
     4,333,768                Government National Mortgage Association I,
                              4.0%, 3/15/45                                                      4,599,695
        15,148                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                         16,080
        62,835                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                         66,701
     4,468,667                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                      4,742,311
        13,265                Government National Mortgage Association I,
                              4.0%, 5/15/39                                                         14,083
     4,478,417                Government National Mortgage Association I,
                              4.0%, 5/15/45                                                      4,762,204
         7,751                Government National Mortgage Association I,
                              4.0%, 6/15/39                                                          8,226
       101,487                Government National Mortgage Association I,
                              4.0%, 6/15/41                                                        107,752
        11,925                Government National Mortgage Association I,
                              4.0%, 8/15/40                                                         12,658
     2,191,935                Government National Mortgage Association I,
                              4.0%, 8/15/43                                                      2,326,408
       757,949                Government National Mortgage Association I,
                              4.0%, 8/15/44                                                        805,640
        10,531                Government National Mortgage Association I,
                              4.0%, 9/15/40                                                         11,181

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 57

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         7,823                Government National Mortgage Association I,
                              4.0%, 9/15/41                                              $           8,302
       729,168                Government National Mortgage Association I,
                              4.0%, 9/15/41                                                        773,800
       152,834                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                        162,452
       461,498                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                        489,870
       640,924                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                        680,249
       795,658                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                        844,436
     4,653,237                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                      4,938,747
       561,996                Government National Mortgage Association I,
                              4.5%, 1/15/40                                                        614,556
       222,783                Government National Mortgage Association I,
                              4.5%, 10/15/33                                                       242,275
       279,840                Government National Mortgage Association I,
                              4.5%, 10/15/33                                                       302,110
       165,144                Government National Mortgage Association I,
                              4.5%, 10/15/35                                                       178,849
     1,740,935                Government National Mortgage Association I,
                              4.5%, 12/15/39                                                     1,884,754
        45,714                Government National Mortgage Association I,
                              4.5%, 2/15/34                                                         49,704
        16,929                Government National Mortgage Association I,
                              4.5%, 3/15/35                                                         18,248
        79,529                Government National Mortgage Association I,
                              4.5%, 3/15/35                                                         85,723
        21,923                Government National Mortgage Association I,
                              4.5%, 4/15/35                                                         23,648
       236,830                Government National Mortgage Association I,
                              4.5%, 4/15/35                                                        256,711
       119,024                Government National Mortgage Association I,
                              4.5%, 4/15/38                                                        128,303
     1,233,808                Government National Mortgage Association I,
                              4.5%, 4/15/41                                                      1,331,398
     1,605,814                Government National Mortgage Association I,
                              4.5%, 5/15/41                                                      1,733,514
     1,353,323                Government National Mortgage Association I,
                              4.5%, 6/15/41                                                      1,461,113
       100,612                Government National Mortgage Association I,
                              4.5%, 7/15/33                                                        109,171
       515,245                Government National Mortgage Association I,
                              4.5%, 7/15/41                                                        556,350

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     1,722,272                Government National Mortgage Association I,
                              4.5%, 8/15/41                                              $       1,857,073
       251,453                Government National Mortgage Association I,
                              4.5%, 9/15/33                                                        274,648
        25,822                Government National Mortgage Association I,
                              4.5%, 9/15/35                                                         27,956
       373,042                Government National Mortgage Association I,
                              4.5%, 9/15/40                                                        406,994
        92,078                Government National Mortgage Association I,
                              5.0%, 10/15/18                                                        96,705
       125,758                Government National Mortgage Association I,
                              5.0%, 4/15/34                                                        140,191
       518,690                Government National Mortgage Association I,
                              5.0%, 4/15/35                                                        581,338
         1,076                Government National Mortgage Association I,
                              5.0%, 7/15/19                                                          1,135
        91,490                Government National Mortgage Association I,
                              5.0%, 7/15/19                                                         96,686
       116,204                Government National Mortgage Association I,
                              5.0%, 7/15/33                                                        127,335
       118,247                Government National Mortgage Association I,
                              5.0%, 9/15/33                                                        131,884
       152,808                Government National Mortgage Association I,
                              5.5%, 1/15/35                                                        172,027
        26,748                Government National Mortgage Association I,
                              5.5%, 10/15/17                                                        27,339
        84,976                Government National Mortgage Association I,
                              5.5%, 10/15/17                                                        87,016
        87,449                Government National Mortgage Association I,
                              5.5%, 10/15/33                                                        99,445
       121,969                Government National Mortgage Association I,
                              5.5%, 10/15/35                                                       137,409
       215,156                Government National Mortgage Association I,
                              5.5%, 10/15/35                                                       242,222
        38,946                Government National Mortgage Association I,
                              5.5%, 11/15/18                                                        40,232
       252,435                Government National Mortgage Association I,
                              5.5%, 11/15/19                                                       264,284
       536,776                Government National Mortgage Association I,
                              5.5%, 11/15/34                                                       604,290
        25,317                Government National Mortgage Association I,
                              5.5%, 12/15/18                                                        26,193
        76,810                Government National Mortgage Association I,
                              5.5%, 2/15/18                                                         78,829
       109,821                Government National Mortgage Association I,
                              5.5%, 2/15/18                                                        112,457

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 59

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        43,341                Government National Mortgage Association I,
                              5.5%, 2/15/35                                              $          49,123
        58,094                Government National Mortgage Association I,
                              5.5%, 2/15/35                                                         64,634
        55,422                Government National Mortgage Association I,
                              5.5%, 2/15/37                                                         62,165
         1,614                Government National Mortgage Association I,
                              5.5%, 4/15/19                                                          1,675
        16,340                Government National Mortgage Association I,
                              5.5%, 6/15/33                                                         18,592
       132,103                Government National Mortgage Association I,
                              5.5%, 6/15/35                                                        146,977
        89,328                Government National Mortgage Association I,
                              5.5%, 7/15/33                                                        101,502
        96,846                Government National Mortgage Association I,
                              5.5%, 7/15/33                                                        110,157
       446,759                Government National Mortgage Association I,
                              5.5%, 7/15/34                                                        507,583
       614,470                Government National Mortgage Association I,
                              5.5%, 7/15/35                                                        713,670
       138,125                Government National Mortgage Association I,
                              5.5%, 8/15/19                                                        143,952
       144,561                Government National Mortgage Association I,
                              5.5%, 8/15/19                                                        149,959
        25,132                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                         28,596
        25,876                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                         29,375
        41,947                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                         47,682
       145,658                Government National Mortgage Association I,
                              5.5%, 9/15/19                                                        151,814
       182,264                Government National Mortgage Association I,
                              5.5%, 9/15/33                                                        205,732
         3,602                Government National Mortgage Association I,
                              6.0%, 1/15/17                                                          3,654
        17,567                Government National Mortgage Association I,
                              6.0%, 1/15/19                                                         18,116
        46,638                Government National Mortgage Association I,
                              6.0%, 1/15/33                                                         52,332
       140,112                Government National Mortgage Association I,
                              6.0%, 1/15/33                                                        161,763
        42,441                Government National Mortgage Association I,
                              6.0%, 10/15/32                                                        48,937
        54,937                Government National Mortgage Association I,
                              6.0%, 10/15/33                                                        63,444

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       278,747                Government National Mortgage Association I,
                              6.0%, 10/15/34                                             $         315,927
       129,400                Government National Mortgage Association I,
                              6.0%, 10/15/36                                                       149,086
        37,485                Government National Mortgage Association I,
                              6.0%, 11/15/31                                                        43,049
       147,429                Government National Mortgage Association I,
                              6.0%, 11/15/34                                                       166,162
       164,721                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                       186,729
       120,134                Government National Mortgage Association I,
                              6.0%, 2/15/29                                                        138,645
        41,318                Government National Mortgage Association I,
                              6.0%, 2/15/33                                                         47,722
        12,228                Government National Mortgage Association I,
                              6.0%, 3/15/17                                                         12,417
        16,551                Government National Mortgage Association I,
                              6.0%, 3/15/17                                                         16,721
         2,359                Government National Mortgage Association I,
                              6.0%, 3/15/32                                                          2,722
       111,723                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        128,964
       131,590                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        150,635
       142,395                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        164,314
       187,217                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        216,195
       315,539                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        364,320
       421,172                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                        493,545
         3,588                Government National Mortgage Association I,
                              6.0%, 4/15/18                                                          3,596
        24,023                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                         27,344
        39,096                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                         44,027
        49,695                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                         56,104
         8,703                Government National Mortgage Association I,
                              6.0%, 5/15/17                                                          8,765
        22,428                Government National Mortgage Association I,
                              6.0%, 5/15/17                                                         22,853
       158,486                Government National Mortgage Association I,
                              6.0%, 5/15/33                                                        182,330

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 61

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         2,298                Government National Mortgage Association I,
                              6.0%, 6/15/17                                              $           2,314
        13,154                Government National Mortgage Association I,
                              6.0%, 6/15/33                                                         15,196
         8,690                Government National Mortgage Association I,
                              6.0%, 8/15/32                                                         10,028
       323,786                Government National Mortgage Association I,
                              6.0%, 8/15/36                                                        371,567
        88,523                Government National Mortgage Association I,
                              6.0%, 9/15/19                                                         92,306
       244,122                Government National Mortgage Association I,
                              6.0%, 9/15/28                                                        281,743
        96,500                Government National Mortgage Association I,
                              6.0%, 9/15/32                                                        108,259
        18,130                Government National Mortgage Association I,
                              6.0%, 9/15/33                                                         20,598
        62,426                Government National Mortgage Association I,
                              6.0%, 9/15/33                                                         72,025
        68,043                Government National Mortgage Association I,
                              6.0%, 9/15/34                                                         76,795
       201,309                Government National Mortgage Association I,
                              6.0%, 9/15/34                                                        232,571
       882,251                Government National Mortgage Association I,
                              6.0%, 9/15/35                                                      1,018,717
        25,139                Government National Mortgage Association I,
                              6.5%, 1/15/29                                                         28,762
        93,879                Government National Mortgage Association I,
                              6.5%, 1/15/32                                                        107,410
         4,521                Government National Mortgage Association I,
                              6.5%, 1/15/33                                                          5,278
       446,169                Government National Mortgage Association I,
                              6.5%, 1/15/33                                                        524,617
        15,459                Government National Mortgage Association I,
                              6.5%, 1/15/34                                                         17,687
           685                Government National Mortgage Association I,
                              6.5%, 1/15/35                                                            784
         7,848                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                         8,979
        34,105                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                        39,021
       104,314                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                       119,349
       107,750                Government National Mortgage Association I,
                              6.5%, 10/15/32                                                       123,281
         2,112                Government National Mortgage Association I,
                              6.5%, 10/15/33                                                         2,416

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         5,350                Government National Mortgage Association I,
                              6.5%, 11/15/31                                             $           6,121
        67,729                Government National Mortgage Association I,
                              6.5%, 11/15/32                                                        80,172
       426,232                Government National Mortgage Association I,
                              6.5%, 12/15/32                                                       500,977
         1,430                Government National Mortgage Association I,
                              6.5%, 2/15/29                                                          1,637
         9,546                Government National Mortgage Association I,
                              6.5%, 2/15/29                                                         10,922
        31,123                Government National Mortgage Association I,
                              6.5%, 2/15/32                                                         36,139
        47,959                Government National Mortgage Association I,
                              6.5%, 2/15/34                                                         54,872
         9,881                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                         11,306
        81,477                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                         93,220
        12,172                Government National Mortgage Association I,
                              6.5%, 3/15/31                                                         13,927
        16,655                Government National Mortgage Association I,
                              6.5%, 3/15/32                                                         19,056
        79,485                Government National Mortgage Association I,
                              6.5%, 4/15/31                                                         90,942
         9,857                Government National Mortgage Association I,
                              6.5%, 4/15/32                                                         11,277
        41,986                Government National Mortgage Association I,
                              6.5%, 4/15/35                                                         48,038
         4,634                Government National Mortgage Association I,
                              6.5%, 5/15/29                                                          5,302
        78,809                Government National Mortgage Association I,
                              6.5%, 5/15/29                                                         90,715
        20,401                Government National Mortgage Association I,
                              6.5%, 5/15/31                                                         23,773
        23,456                Government National Mortgage Association I,
                              6.5%, 5/15/31                                                         27,375
        12,080                Government National Mortgage Association I,
                              6.5%, 5/15/32                                                         13,822
        32,401                Government National Mortgage Association I,
                              6.5%, 5/15/33                                                         37,071
        15,574                Government National Mortgage Association I,
                              6.5%, 6/15/32                                                         17,819
       162,022                Government National Mortgage Association I,
                              6.5%, 6/15/34                                                        185,375
         6,718                Government National Mortgage Association I,
                              6.5%, 6/15/35                                                          7,686

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 63

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        31,644                Government National Mortgage Association I,
                              6.5%, 7/15/32                                              $          36,205
       154,271                Government National Mortgage Association I,
                              6.5%, 7/15/32                                                        181,688
        52,562                Government National Mortgage Association I,
                              6.5%, 7/15/35                                                         60,138
        66,342                Government National Mortgage Association I,
                              6.5%, 7/15/35                                                         75,904
        63,121                Government National Mortgage Association I,
                              6.5%, 8/15/31                                                         72,219
         3,969                Government National Mortgage Association I,
                              6.5%, 8/15/32                                                          4,541
        25,006                Government National Mortgage Association I,
                              6.5%, 8/15/32                                                         28,610
         4,157                Government National Mortgage Association I,
                              6.5%, 9/15/34                                                          4,756
         7,158                Government National Mortgage Association I,
                              7.0%, 10/15/31                                                         7,418
        19,197                Government National Mortgage Association I,
                              7.0%, 11/15/28                                                        22,294
        57,499                Government National Mortgage Association I,
                              7.0%, 11/15/28                                                        68,091
         4,296                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                         4,560
        11,187                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                        12,414
        17,476                Government National Mortgage Association I,
                              7.0%, 3/15/31                                                         19,543
        24,223                Government National Mortgage Association I,
                              7.0%, 4/15/29                                                         25,189
        89,829                Government National Mortgage Association I,
                              7.0%, 5/15/32                                                        109,767
        34,906                Government National Mortgage Association I,
                              7.0%, 6/15/31                                                         40,950
         4,135                Government National Mortgage Association I,
                              7.0%, 7/15/31                                                          4,933
         1,551                Government National Mortgage Association I,
                              7.0%, 8/15/28                                                          1,740
       171,455                Government National Mortgage Association I,
                              7.0%, 8/15/31                                                        207,399
        13,725                Government National Mortgage Association I,
                              7.0%, 9/15/31                                                         14,612
         6,310                Government National Mortgage Association I,
                              7.5%, 10/15/29                                                         6,649
        46,201                Government National Mortgage Association I,
                              7.5%, 12/15/31                                                        48,916

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         1,829                Government National Mortgage Association I,
                              7.5%, 2/15/26                                              $           1,913
        15,120                Government National Mortgage Association I,
                              7.5%, 2/15/31                                                         15,378
        18,207                Government National Mortgage Association I,
                              7.5%, 8/15/29                                                         19,308
         2,346                Government National Mortgage Association I,
                              7.75%, 2/15/30                                                         2,398
     1,272,076                Government National Mortgage Association II,
                              3.5%, 3/20/45                                                      1,328,667
       564,723                Government National Mortgage Association II,
                              3.5%, 4/20/45                                                        589,624
     1,503,356                Government National Mortgage Association II,
                              3.5%, 4/20/45                                                      1,572,041
     6,009,585                Government National Mortgage Association II,
                              3.5%, 8/20/45                                                      6,273,956
     3,286,415                Government National Mortgage Association II,
                              4.0%, 10/20/44                                                     3,492,067
    14,041,149                Government National Mortgage Association II,
                              4.0%, 7/20/44                                                     14,943,798
       389,932                Government National Mortgage Association II,
                              4.0%, 9/20/44                                                        414,511
       339,247                Government National Mortgage Association II,
                              4.5%, 1/20/35                                                        367,387
       127,980                Government National Mortgage Association II,
                              4.5%, 12/20/34                                                       138,789
        60,957                Government National Mortgage Association II,
                              4.5%, 3/20/35                                                         66,004
     2,038,016                Government National Mortgage Association II,
                              4.5%, 9/20/41                                                      2,220,039
       293,217                Government National Mortgage Association II,
                              5.5%, 10/20/19                                                       306,203
       258,274                Government National Mortgage Association II,
                              5.5%, 3/20/34                                                        288,157
       228,755                Government National Mortgage Association II,
                              5.5%, 4/20/34                                                        255,199
         2,526                Government National Mortgage Association II,
                              6.5%, 2/20/29                                                          2,925
         1,073                Government National Mortgage Association II,
                              6.5%, 3/20/29                                                          1,228
        33,098                Government National Mortgage Association II,
                              6.5%, 4/20/29                                                         38,053
        84,263                Government National Mortgage Association II,
                              7.0%, 1/20/29                                                        100,083
        79,270                Government National Mortgage Association II,
                              7.0%, 11/20/28                                                        93,738

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 65

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         2,395                Government National Mortgage Association II,
                              7.0%, 12/20/30                                             $           2,891
        18,862                Government National Mortgage Association,
                              6.5%, 3/15/29                                                         21,580
    16,800,000                U.S. Treasury Bills, 7/21/16 (c)                                  16,752,674
     6,865,000                U.S. Treasury Bonds, 4.375%, 11/15/39                              8,631,934
     3,700,000                U.S. Treasury Bonds, 4.375%, 5/15/40                               4,655,640
   124,785,557                U.S. Treasury Inflation Indexed Bonds,
                              0.125%, 7/15/24                                                  118,511,578
    60,423,848                U.S. Treasury Inflation Indexed Bonds,
                              0.75%, 2/15/45                                                    52,696,182
    16,800,000        0.43    U.S. Treasury Note, Floating Rate Note, 10/31/17                  16,784,678
    16,395,000        0.33    U.S. Treasury Note, Floating Rate Note, 4/30/17                   16,380,556
    48,000,000        0.33    U.S. Treasury Note, Floating Rate Note, 7/31/17                   47,922,432
     4,400,000                U.S. Treasury Notes, 2.0%, 2/15/25                                 4,301,172
     4,250,000                U.S. Treasury Notes, 2.125%, 5/15/25                               4,194,550
                                                                                         -----------------
                                                                                         $   1,038,192,208
----------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS
                              (Cost $1,037,954,585)                                      $   1,038,192,208
----------------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BOND -- 0.1%
     4,550,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)               $       4,562,649
----------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BOND
                              (Cost $4,511,144)                                          $       4,562,649
----------------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 2.3% (f)
                              Municipal Airport -- 0.0%+
     1,000,000                Indianapolis Airport Authority, 5.1%, 1/15/17              $       1,042,150
----------------------------------------------------------------------------------------------------------
                              Municipal Development -- 0.5%
     2,925,000                California Statewide Communities Development
                              Authority, 6.0%, 8/15/42                                   $       3,480,340
     2,350,000                Louisiana Local Government Environmental
                              Facilities & Community Development Authority,
                              6.5%, 11/1/35                                                      2,783,598
     4,500,000                New Jersey Economic Development Authority,
                              2/15/18 (c)                                                        4,227,660
     2,560,000                Parish of St. John the Baptist Louisiana,
                              5.125%, 6/1/37                                                     2,594,867
     2,310,000                Selma Industrial Development Board,
                              5.8%, 5/1/34                                                       2,583,850
                                                                                         -----------------
                                                                                         $      15,670,315
----------------------------------------------------------------------------------------------------------
                              Municipal Education -- 0.0%+
       525,000                Amherst College, 3.794%, 11/1/42                           $         498,875
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Municipal General -- 0.5%
     4,075,000                JobsOhio Beverage System, 3.985%, 1/1/29                   $       4,241,504
     1,035,000                JobsOhio Beverage System, 4.532%, 1/1/35                           1,095,289
     2,750,000                New Jersey Transportation Trust Fund Authority,
                              Transportation System-Series A, 5.5%, 6/15/41                      2,978,332
     1,050,000                Texas Municipal Gas Acquisition & Supply Corp. III,
                              5.0%, 12/15/30                                                     1,156,690
     2,100,000                Texas Municipal Gas Acquisition & Supply Corp. III,
                              5.0%, 12/15/31                                                     2,306,535
     2,200,000                Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/31                                                      2,402,620
     2,210,000                Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/32                                                      2,401,496
                                                                                         -----------------
                                                                                         $      16,582,466
----------------------------------------------------------------------------------------------------------
                              Municipal Higher Education -- 0.6%
     1,025,000                Baylor University, 4.313%, 3/1/42                          $       1,032,667
     1,425,000                Massachusetts Health & Educational Facilities
                              Authority, Massachusetts Institute of
                              Technology -Series K, 5.5%, 7/1/32                                 1,977,758
     1,100,000                Massachusetts Institute of Technology,
                              5.6%, 7/1/11                                                       1,345,640
     3,100,000                New Jersey Educational Facilities Authority,
                              Princeton University Series D, 4.0%, 7/1/45                        3,343,970
       800,000                Permanent University Fund, 5.0%, 7/1/30                              972,720
     3,095,000                President and Fellows of Harvard College,
                              6.3%, 10/1/37                                                      3,135,600
     1,900,000                The George Washington University, 1.827%, 9/15/17                  1,894,437
       525,000                The University of Texas System, 5.0%, 8/15/43                        606,480
     2,600,000                University of California, 3.38%, 5/15/28                           2,637,076
     3,100,000                University of Virginia, Green Bond Series A,
                              5.0%, 4/1/45                                                       3,652,265
                                                                                         -----------------
                                                                                         $      20,598,613
----------------------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
       325,000                Massachusetts Development Finance Agency,
                              5.25%, 4/1/37                                              $         376,197
       550,000                Massachusetts Development Finance Agency,
                              Broad Institute -Series A, 5.375%, 4/1/41                            631,125
     1,765,000                Ohio Higher Educational Facility Commission,
                              5.0%, 1/1/42                                                       1,961,656
                                                                                         -----------------
                                                                                         $       2,968,978
----------------------------------------------------------------------------------------------------------
                              Municipal Pollution -- 0.1%
     3,965,000                Port Freeport Texas, 5.95%, 5/15/33                        $       4,353,491
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 67

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Municipal School District -- 0.1%
     2,700,000                Frisco Independent School District,
                              4.0%, 8/15/40 (h)                                          $       2,878,443
     1,700,000                Frisco Independent School District,
                              4.0%, 8/15/45 (h)                                                  1,801,286
                                                                                         -----------------
                                                                                         $       4,679,729
----------------------------------------------------------------------------------------------------------
                              Municipal Transportation -- 0.1%
       600,000                Port Authority of New York & New Jersey, 4.458%,
                              10/1/62                                                    $         571,296
     1,000,000                Texas Transportation Commission State Highway
                              Fund, 5.0%, 4/1/33                                                 1,182,020
                                                                                         -----------------
                                                                                         $       1,753,316
----------------------------------------------------------------------------------------------------------
                              Municipal Obligation -- 0.3%
     3,000,000                State of Texas, 4.0%, 10/1/44 (h)                          $       3,167,700
     1,600,000                State of Washington, 5.0%, 7/1/30 (h)                              1,922,736
     1,620,000                Washington Suburban Sanitary Commission,
                              4.0%, 6/1/43 (h)                                                   1,721,072
     1,565,000                Washington Suburban Sanitary Commission,
                              4.0%, 6/1/44 (h)                                                   1,661,451
                                                                                         -----------------
                                                                                         $       8,472,959
----------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $71,610,997)                                         $      76,620,892
----------------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 2.5%**
                              ENERGY -- 0.0%+
                              Integrated Oil & Gas -- 0.0%+
       269,232        4.50    Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16              $         268,559
                                                                                         -----------------
                              Total Energy                                               $         268,559
----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.2%
                              Commodity Chemicals -- 0.0%+
       760,962        4.50    Tronox Pigments Holland BV, New Term
                              Loan, 3/19/20                                              $         678,683
----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.0%+
       193,149        4.25    OXEA Sarl, Tranche B-2 Term Loan (First Lien),
                              1/15/20                                                    $         186,630
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
       154,286        3.50    Chemtura Corp., New Term Loan, 8/29/16                     $         154,157
       252,086        3.32    Huntsman International LLC 2015, Extended
                              Term B Dollar Loan, 4/19/19                                          249,145
       906,873        5.50    MacDermid, Inc., Tranche B Term Loan
                              (First Lien), 6/7/20                                                 879,856
       475,000        4.25    OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18                       468,766
       237,546        2.75    WR Grace & Co-Conn, Term Loan, 1/23/21                               236,061

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- (continued)
       660,089        2.75    WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                $         655,963
                                                                                         -----------------
                                                                                         $       2,643,948
----------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.1%
     1,011,286        4.25    CeramTec Service GmbH, Initial Dollar Term B-1
                              Loan, 8/30/20                                              $       1,005,387
----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.0%+
       197,000        5.50    BWay Intermediate, Initial Term Loan, 8/14/20              $         190,762
----------------------------------------------------------------------------------------------------------
                              Aluminum -- 0.0%+
       696,500        4.00    Novelis, Inc., Initial Term Loan, 5/28/22                  $         666,681
----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
       414,883        4.25    Fortescue Metals Group, Ltd., Bank Loan, 6/30/19           $         311,450
                                                                                         -----------------
                              Total Materials                                            $       5,683,541
----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.2%
                              Aerospace & Defense -- 0.1%
     2,556,756        4.75    DigitalGlobe, Inc., Term Loan, 1/25/20                     $       2,514,795
       425,419        6.25    DynCorp International, Inc., Term Loan, 7/7/16                       409,466
       591,352        7.00    TASC, Inc., First Lien Term Loan, 2/28/17                            593,071
                                                                                         -----------------
                                                                                         $       3,517,332
----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
     1,369,026        3.50    Nortek, Inc., Incremental Loan, 10/30/20                   $       1,345,068
----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.0%+
       105,355        4.25    CeramTec Acquisition Corp., Initial Dollar Term
                              B-2 Loan, 8/30/20                                          $         104,741
       307,740        4.25    CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                         305,945
                                                                                         -----------------
                                                                                         $         410,686
----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
       590,405        3.75    WESCO Distribution, Inc., Tranche B-1 Loan, 12/12/19       $         588,929
                                                                                         -----------------
                              Total Capital Goods                                        $       5,862,015
----------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                              Security & Alarm Services -- 0.0%+
       201,723        4.00    Garda World Security Corp., Term B Delayed
                              Draw Loan, 11/8/20                                         $         193,339
       788,554        4.00    Garda World Security Corp., Term B Loan, 11/1/20                     755,780
                                                                                         -----------------
                                                                                         $         949,119
                                                                                         -----------------
                              Total Commercial Services & Supplies                       $         949,119
----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Airlines -- 0.0%+
       798,000        3.25    Delta Air Lines, Inc., Term Loan, 8/24/22                  $         798,250
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 69

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Marine -- 0.0%+
       653,165        5.25    Navios Maritime Partners LP, Term Loan, 6/27/18            $         640,102
                                                                                         -----------------
                              Total Transportation                                       $       1,438,352
----------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.3%
                              Auto Parts & Equipment -- 0.1%
     1,125,688        3.50    Allison Transmission, Inc., Term B-3 Loan, 8/23/19         $       1,121,265
     1,728,070        4.00    Cooper Standard Intermediate Holdco 2 LLC, Term
                              Loan, 3/28/21                                                      1,705,749
       531,005        4.50    TI Group Automotive Systems LLC, Initial US Term
                              Loan, 6/25/22                                                        520,385
                                                                                         -----------------
                                                                                         $       3,347,399
----------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.1%
     2,095,000        3.75    The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                     $       2,099,347
----------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
     3,738,825        3.50    Chrysler Group LLC, Term Loan B, 5/24/17                   $       3,732,189
                                                                                         -----------------
                              Total Automobiles & Components                             $       9,178,935
----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%+
                              Apparel, Accessories & Luxury Goods -- 0.0%+
       496,250        3.25    Hanesbrands, Inc., New Term B Loan, 4/15/22                $         498,731
       306,034        3.25    PVH Corp., Tranche B Term Loan, 12/19/19                             307,839
                                                                                         -----------------
                                                                                         $         806,570
                                                                                         -----------------
                              Total Consumer Durables & Apparel                          $         806,570
----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Casinos & Gaming -- 0.1%
       288,511        3.75    Pinnacle Entertainment, Inc., Tranche B-2 Term
                              Loan, 8/13/20                                              $         288,082
     4,306,500        6.00    Scientific Games, Initial Term B-2, 10/1/21                        3,945,831
                                                                                         -----------------
                                                                                         $       4,233,913
----------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.0%+
       362,475        3.75    1011778 BC ULC, Term B-2 Loan, 12/12/21                    $         360,776
                                                                                         -----------------
                              Total Consumer Services                                    $       4,594,689
----------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Advertising -- 0.0%+
     1,054,201        6.75    Affinion Group, Inc., Tranche B Term Loan, 4/30/18         $         976,454
----------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.1%
     2,242,029        4.00    Univision Communications, Inc., Replacement
                              First-Lien Term Loan, 3/1/20                               $       2,199,525
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
     1,681,875        3.00    Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                               $       1,652,792
       146,464        4.50    WideOpenWest Finance LLC, Replacement Term B
                              Loan, 4/1/19                                                         141,484
                                                                                         -----------------
                                                                                         $       1,794,276
----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.0%+
       230,629        3.75    Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18         $         230,052
     1,392,938        3.50    Live Nation Entertainment, Inc., Term B-1
                              Loan, 8/17/20                                                      1,391,777
                                                                                         -----------------
                                                                                         $       1,621,829
                                                                                         -----------------
                              Total Media                                                $       6,592,084
----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              General Merchandise Stores -- 0.0%+
       665,000        3.50    Dollar Tree, Inc., Term B-1 Loan, 3/9/22                   $         664,050
----------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
     1,925,000        3.50    Staples, Inc., Initial Loan, 4/24/21                       $       1,907,074
                                                                                         -----------------
                              Total Retailing                                            $       2,571,124
----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.0%+
                              Agricultural Products -- 0.0%+
     1,233,038        3.25    Darling International, Inc., Term B USD Loan,
                              12/19/20                                                   $       1,208,377
----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.0%+
        20,755        3.00    Pinnacle Foods Finance LLC, New Term Loan G,
                              4/29/20                                                    $          20,459
                                                                                         -----------------
                              Total Food, Beverage & Tobacco                             $       1,228,836
----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Personal Products -- 0.1%
     1,415,164        4.75    Federal-Mogul Corp., Tranche C Term, 4/15/21               $       1,251,713
       828,016        3.50    NBTY, Inc., Term B-2 Loan, 10/1/17                                   810,680
       972,098        4.00    Revlon Consumer Products Corp., Acquisition Term
                              Loan, 8/19/19                                                        969,365
                                                                                         -----------------
                                                                                         $       3,031,758
                                                                                         -----------------
                              Total Household & Personal Products                        $       3,031,758
----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                              Health Care Equipment -- 0.1%
     1,978,551        4.50    Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18           $       1,907,654
----------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.0%+
     1,909,924        5.00    Immucor, Inc., Term B-2 Loan, 8/19/18                      $       1,819,203
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.0%+
       184,686        6.50    Ardent Legacy Acquisitions, Inc. (Ardent Mergeco
                              LLC) Term Loan, 7/31/21                                    $         183,763

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 71

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Health Care Services -- (continued)
       249,873        3.50    DaVita HealthCare Partners, Inc., Tranche B Loan
                              (First Lien), 6/19/21                                      $         249,122
                                                                                         -----------------
                                                                                         $         432,885
----------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.2%
       589,688        3.66    CHS, Incremental 2018 Term F Loans, 12/31/18               $         582,211
     1,114,278        3.36    CHS, Incremental 2019 Term G Loan, 12/31/19                        1,087,988
     2,050,243        4.00    CHS, Incremental 2021 Term H Loan, 1/27/21                         2,017,568
       731,072        3.36    HCA, Inc., Tranche B-4 Term Loan, 5/1/18                             731,174
     1,753,257        3.17    HCA, Inc., Tranche B-5 Term Loan, 3/31/17                          1,753,136
                                                                                         -----------------
                                                                                         $       6,172,077
----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.0%+
       449,239        3.50    IMS Health, Inc., Term B Dollar Loan, 3/17/21              $         437,259
                                                                                         -----------------
                              Total Health Care Equipment & Services                     $      10,769,078
----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.2%
                              Biotechnology -- 0.0%+
       742,327        3.50    Alkermes, Inc., 2019 Term Loan, 9/25/19                    $         740,008
----------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
       383,175        3.42    Grifols Worldwide Operations USA, Inc., U.S.
                              Tranche B Term Loam, 4/1/21                                $         380,110
     1,640,289        3.50    RPI Finance Trust, Term B-4 Term Loan, 11/9/20                     1,634,479
       532,996        3.75    Valeant Pharmaceuticals International, Inc.,
                              Series C-2 Tranche B Term Loan, 12/11/19                             514,508
       992,500        4.00    Valeant Pharmaceuticals, Series F-1, 3/11/22                         958,797
                                                                                         -----------------
                                                                                         $       3,487,894
----------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
     1,628,854        4.25    Catalent Pharma Solutions, Dollar Term
                              Loan, 5/20/21                                              $       1,617,995
                                                                                         -----------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                              $       5,845,897
----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Specialized Finance -- 0.1%
     1,484,887        3.50    Trans Union LLC 2015, Term B-2 Loan, 4/9/21                $       1,445,166
                                                                                         -----------------
                              Total Diversified Financials                               $       1,445,166
----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.2%
                              Insurance Brokers -- 0.2%
     1,155,382        4.50    National Financial Partners Corp., Tranche B Term
                              Loan (First Lien), 7/1/20                                  $       1,114,943
     6,146,019        4.25    USI Insurance Services LLC, Term B Loan, 12/30/19                  5,940,515
                                                                                         -----------------
                                                                                         $       7,055,458
                                                                                         -----------------
                              Total Insurance                                            $       7,055,458
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/15

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.0%+
                              Systems Software -- 0.0%+
       603,900        5.75    AVG Technologies N.V., Term Loan, 10/15/20                 $         601,635
----------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.0%+
     1,146,608        3.25    Activision Blizzard, Inc., Term Loan, 7/26/20              $       1,147,324
                                                                                         -----------------
                              Total Software & Services                                  $       1,748,959
----------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                              Communications Equipment -- 0.0%+
       248,023        3.31    Commscope, Inc., Tranche 4 Term Loan, 1/14/18              $         247,403
                                                                                         -----------------
                              Total Technology Hardware & Equipment                      $         247,403
----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductor Equipment -- 0.1%
     1,160,357        2.86    Sensata Technologies B.V. (Sensata Technologies
                              Finance Co., LLC) Sixth Amendment Term
                              Loan, 10/14/21                                             $       1,141,791
----------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.0%+
       325,000        4.25    Avago Technologies Cayman, Ltd., (Avago
                              Technologies Holdings Luxembourg S.a r.l.) Term
                              Loan, 11/13/22                                             $         321,524
       322,619        3.75    Avago Technologies Ltd., Tranche B Term Loan
                              (First Lien), 4/16/21                                                322,418
       350,189        3.25    Microsemi Corp., Term Loan (First Lien), 3/14/21                     349,751
       350,189        5.25    Microsemi Corp., Term Loan (2014), 12/17/22                          344,761
                                                                                         -----------------
                                                                                         $       1,338,454
                                                                                         -----------------
                              Total Semiconductors & Semiconductor Equipment             $       2,480,245
----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.2%
                              Integrated Telecommunication Services -- 0.1%
     1,911,013        4.00    Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20        $       1,851,293
     1,205,888        4.00    GCI Holdings, Inc., New Term B Loan, 2/2/22                        1,208,149
                                                                                         -----------------
                                                                                         $       3,059,442
----------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.1%
     1,484,848        3.00    Crown Castle International Corp., Tranche B-2
                              Term Loan (First Lien), 1/31/21                            $       1,475,568
       333,333        4.00    Syniverse Holdings, Inc., Initial Term Loan, 4/23/19                 247,500
       666,667        4.00    Syniverse Holdings, Inc., Tranche B Term
                              Loan, 4/23/19                                                        495,000
                                                                                         -----------------
                                                                                         $       2,218,068
                                                                                         -----------------
                              Total Telecommunication Services                           $       5,277,510
----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.1%
                              Electric Utilities -- 0.0%+
     1,285,660        3.75    Texas Competitive Electric Holdings Co., LLC, DIP
                              Delayed Draw Term Loan (2014), 5/5/16                      $       1,279,232
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 73

----------------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.1%
     1,013,391        4.00    Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20               $         982,356
     1,309,009        2.75    NRG Energy, Inc., Term Loan (2013), 7/1/18                         1,278,330
       722,016        3.75    NSG Holdings LLC, New Term Loan, 12/11/19                            711,822
                                                                                         -----------------
                                                                                         $       2,972,508
                                                                                         -----------------
                              Total Utilities                                            $       4,251,740
----------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $82,493,442)                                         $      81,327,038
----------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.4%
                              Commercial Paper -- 0.3%
     8,370,000                Prudential Funding LLC, Commercial Paper,
                              1/4/16 (c)                                                 $       8,369,766
----------------------------------------------------------------------------------------------------------
                              Repurchase Agreements -- 1.1%
     5,375,000                $5,375,000 Bank of Nova Scotia, 0.33%, dated
                              12/31/15 plus accrued interest on 1/4/16
                              collateralized by the following:
                              $2,850 Federal Home Loan Mortgage Corp,
                              2.179% - 3.166%, 6/1/42 - 9/1/44
                              $2,257,755 Federal National Mortgage
                              Association (ARM), 1.793% - 3.341%,
                              2/1/25 - 4/1/44
                              $3,222,097 Federal National Mortgage
                              Association, 2.5%-5.0%, 12/1/23-8/1/45                     $       5,375,000
    30,930,000                $30,930,000 RBC Capital Markets LLC, 0.30%,
                              dated 12/31/15 plus accrued interest on 1/4/16
                              collateralized by the following:
                              $4,327,067 Federal Home Loan Mortgage Corp,
                              2.202% - 2.68%, 5/1/36 - 5/1/45
                              $20,545,672 Federal National Mortgage
                              Association (ARM), 0% - 4.866%,
                              9/1/33 - 12/1/45
                              $6,675,862 Federal National Mortgage
                              Association, 2.5%-4.0%, 12/1/32-12/1/45                           30,930,000
     1,690,000                $1,690,000 TD Securities USA LLC, 0.31%,
                              dated 12/31/15 plus accrued interest on 1/4/16
                              collateralized by $1,723,801 Freddie Mac Giant,
                              4.0%, 7/1/45                                                       1,690,000
                                                                                         -----------------
                                                                                         $      37,995,000
----------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $46,364,791)                                         $      46,364,766
----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 99.5%
                              (Cost $3,351,689,519) (a)                                  $   3,320,848,136
----------------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 0.5%                         $      17,485,462
----------------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                                 $   3,338,333,598
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/15

REIT        Real Estate Investment Trust.

+           Rounds to less than 0.01%.

(PIK)       Represents a pay-in kind security.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe or event linked bond. At December 31, 2015 the value of these securities amounted to $91,001,440 or 2.7% of total net assets. See Notes to Financial Statements -- 1F.

REMICS      Real Estate Mortgage Investment Conduits.

ARM         Adjustable Rate Mortgage.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(TBA)       "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2015, the value of these securities amounted to $79,033,486 or 29.3% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $3,356,292,658 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                       $ 34,954,302
            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                        (70,398,824)
                                                                                              ------------
            Net unrealized depreciation                                                       $(35,444,522)
                                                                                              ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(e) Structured reinsurance investment. At December 31, 2015, the value of these securities amounted to $55,634,383 or 1.7% of total net assets. See Notes To Financial Statements -- Note 1F.

(f)         Consists of revenue bonds unless otherwise indicated.

(g)         Rate to be determined.

(h)         Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $438,842,864       $319,212,417
Other Long-Term Securities                        445,495,732        364,952,674

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 75

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------------
                                         Level 1      Level 2           Level 3          Total
--------------------------------------------------------------------------------------------------------
Preferred Stocks                         $10,019,049  $             --  $            --  $   10,019,049
Convertible Preferred Stock                6,524,346                --               --       6,524,346
Asset Backed Securities                           --       159,550,588               --     159,550,588
Collateralized Mortgage Obligations               --       566,116,467               --     566,116,467
Corporate Bonds
 Diversified Financials
   Other Diversified Financial Services           --                --        1,150,830       1,150,830
 Insurance
   Reinsurance                                    --        92,470,306       55,634,383     148,104,689
 All Other Corporate Bonds                        --     1,182,314,614               --   1,182,314,614
U.S. Government Agency Obligations                --     1,038,192,208               --   1,038,192,208
Foreign Government Bond                           --         4,562,649               --       4,562,649
Municipal Bonds                                   --        76,620,892               --      76,620,892
Senior Floating Rate Loan Interests               --        81,327,038               --      81,327,038
Commercial Paper                                  --         8,369,766               --       8,369,766
Repurchase Agreements                             --        37,995,000               --      37,995,000
--------------------------------------------------------------------------------------------------------
Total                                    $16,543,395  $  3,247,519,528  $    56,785,213  $3,320,848,136
========================================================================================================
Other Financial Instruments
Net unrealized appreciation on
 Futures Contracts                       $ 2,203,831  $             --  $            --  $    2,203,831
--------------------------------------------------------------------------------------------------------
Total Other Financial
 Instruments                             $ 2,203,831  $             --  $            --  $    2,203,831
========================================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of December 31, 2015.

--------------------------------------------------------------------------------------------------------
                                         Level 1      Level 2           Level 3          Total
--------------------------------------------------------------------------------------------------------
Assets:
Restricted cash                          $        --  $      2,861,626  $            --  $    2,861,626
Liabilities:
Variation margin on
   Futures contracts                              --        (1,080,250)              --      (1,080,250)
--------------------------------------------------------------------------------------------------------
Total:                                   $        --  $      1,781,376  $            --  $    1,781,376
========================================================================================================

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/15

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                                              Preferred       Corporate
                                                              Stocks          Bonds         Total
--------------------------------------------------------------------------------------------------------
Balance as of 6/30/15                                         $      36,000   $45,277,300   $45,313,300
Realized gain (loss)(1)                                                  --         3,068         3,068
Change in unrealized appreciation (depreciation)(2)                      --     3,575,733     3,575,733
Net purchases                                                            --    11,259,048    11,259,048
Net sales                                                                --    (5,925,936)   (5,925,936)
Transfers in to Level 3*                                                 --     2,560,000     2,560,000
Transfers out of Level 3*                                                --            --            --
Transfers in and out of Level 3 categories                          (36,000)       36,000            --
--------------------------------------------------------------------------------------------------------
Balance as of 12/31/15                                        $          --   $56,785,213   $56,785,213
========================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

     During the six months ending December 31, 2015, one security having a value of $2,560,000 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to an improper classification of the investment type in the prior reporting period. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 12/31/15                                                                     $3,478,698
                                                                                             ----------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 77

Statement of Assets and Liabilities | 12/31/15 (unaudited)

ASSETS:
  Investment in securities (cost $3,351,689,519)                                         $3,320,848,136
  Cash                                                                                      132,492,663
  Restricted Cash*                                                                            2,861,626
  Receivables --
     Investment securities sold                                                               7,456,634
     Fund shares sold                                                                        14,772,445
     Dividends                                                                                   49,524
     Interest                                                                                20,271,266
  Due from Pioneer Investment Management, Inc.                                                  165,654
  Net unrealized appreciation on futures contracts                                            2,203,831
  Other assets                                                                                  120,370
--------------------------------------------------------------------------------------------------------
                                                                                         $3,501,242,149
========================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                     $  142,714,403
     Fund shares repurchased                                                                 16,384,668
     Dividends                                                                                2,157,594
  Variation margin on futures contracts                                                       1,080,250
  Due to affiliates                                                                             390,260
  Accrued expenses                                                                              181,376
--------------------------------------------------------------------------------------------------------
                                                                                         $  162,908,551
========================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $3,384,812,673
  Distributions in excess of net investment income                                           (7,521,503)
  Accumulated net realized loss on investments, swap contracts
     and futures contracts                                                                  (10,320,020)
  Net unrealized depreciation on investments                                                (30,841,383)
  Net unrealized appreciation on futures contracts                                            2,203,831
--------------------------------------------------------------------------------------------------------
                                                                                         $3,338,333,598
========================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,029,070,556/108,200,167 shares)                                   $         9.51
  Class C (based on $118,690,138/12,620,720 shares)                                      $         9.40
  Class K (based on $295,797,586/31,111,203 shares)                                      $         9.51
  Class R (based on $133,869,221/13,948,527 shares)                                      $         9.60
  Class Y (based on $1,760,906,097/186,889,070 shares)                                   $         9.42
MAXIMUM OFFERING PRICE:
  Class A ($9.51 (divided by) 95.5%)                                                     $         9.96
========================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative trading.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/15

Statement of Operations (unaudited)

For the Six Months Ended 12/31/15

INVESTMENT INCOME:
  Interest                                                                $  52,494,757
  Dividends                                                                     914,127
--------------------------------------------------------------------------------------------------------
         Total investment income                                                          $  53,408,884
========================================================================================================
EXPENSES:
  Management fees                                                         $   6,545,222
  Transfer agent fees
     Class A                                                                    122,710
     Class C                                                                     14,971
     Class K                                                                      1,366
     Class R                                                                      5,268
     Class Y                                                                     22,079
     Class Z*                                                                       488
  Distribution fees
     Class A                                                                  1,312,488
     Class C                                                                    579,340
     Class R                                                                    321,571
  Shareholder communications expense                                          2,253,210
  Administrative expense                                                        508,600
  Custodian fees                                                                112,168
  Registration fees                                                             124,301
  Professional fees                                                              95,548
  Printing expense                                                               25,061
  Fees and expenses of nonaffiliated Trustees                                    78,784
  Miscellaneous                                                                 172,029
--------------------------------------------------------------------------------------------------------
         Total expenses                                                                   $  12,295,204
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                             (591,010)
--------------------------------------------------------------------------------------------------------
         Net expenses                                                                     $  11,704,194
--------------------------------------------------------------------------------------------------------
            Net investment income                                                         $  41,704,690
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                          $  (2,218,219)
     Futures contracts                                                         (320,340)
     Swap contracts                                                                 183   $  (2,538,376)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                          $ (40,313,376)
     Futures contracts                                                       (2,624,825)
     Swap contracts                                                             (34,098)  $ (42,972,299)
--------------------------------------------------------------------------------------------------------
  Net gain(loss) on investments, futures contracts and swap contracts                     $ (45,510,675)
--------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                    $  (3,805,985)
========================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 79

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      12/31/15           Year Ended
                                                                      (unaudited)        6/30/15
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $   41,704,690     $   68,993,276
Net realized gain (loss) on investments, futures
  contracts and swap contracts                                            (2,538,376)        23,395,756
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and swap contracts                   (42,972,299)       (65,942,035)
--------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations                                   $   (3,805,985)    $   26,446,997
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.29 per share, respectively)               $  (14,989,368)    $  (26,434,196)
      Class B ($0.00 and $0.07 per share, respectively)*                          --            (34,683)
      Class C ($0.10 and $0.21 per share, respectively)                   (1,229,707)        (2,016,609)
      Class K ($0.16 and $0.32 per share, respectively)                   (3,670,783)        (2,711,408)
      Class R ($0.13 and $0.26 per share, respectively)                   (1,679,403)        (2,060,446)
      Class Y ($0.15 and $0.31 per share, respectively)                  (27,282,454)       (39,612,426)
      Class Z ($0.03 and $0.31 per share, respectively)**                   (184,669)        (1,526,702)
Net realized gain:
      Class A ($0.02 and $0.04 per share, respectively)                   (2,297,989)        (3,819,881)
      Class C ($0.02 and $0.04 per share, respectively)                     (256,680)          (406,576)
      Class K ($0.02 and $0.04 per share, respectively)                     (632,921)           (45,156)
      Class R ($0.02 and $0.04 per share, respectively)                     (289,802)          (285,304)
      Class Y ($0.02 and $0.04 per share, respectively)                   (3,842,000)        (4,943,141)
      Class Z ($0.00 and $0.04 per share, respectively)**                         --           (218,854)
--------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                              $  (56,355,776)    $  (84,115,382)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale or exchange of shares                          $  832,457,213     $2,251,662,439
Reinvestment of distributions                                             42,697,119         65,229,520
Cost of shares repurchased                                              (637,087,406)      (813,633,836)
--------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                      $  238,066,926     $1,503,258,123
--------------------------------------------------------------------------------------------------------
      Net increase in net assets                                      $  177,905,165     $1,445,589,738
NET ASSETS:
Beginning of period                                                   $3,160,428,433     $1,714,838,695
--------------------------------------------------------------------------------------------------------
End of period                                                         $3,338,333,598     $3,160,428,433
--------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                      $   (7,521,503)    $     (189,809)
--------------------------------------------------------------------------------------------------------

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/15

--------------------------------------------------------------------------------------------------------
                                  Six Months      Six Months
                                  Ended           Ended
                                  12/31/15        12/31/15               Year Ended      Year Ended
                                  Shares          Amount                 6/30/15         6/30/15
                                  (unaudited)     (unaudited)            Shares          Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                        18,828,223     $     182,576,931       73,397,739     $  722,362,397
Reinvestment of distributions       1,300,746            12,497,065        2,437,923         23,964,170
Less shares repurchased           (19,823,490)         (190,724,284)     (39,490,108)      (388,662,183)
--------------------------------------------------------------------------------------------------------
      Net increase                    305,479     $       4,349,712       36,345,554     $  357,664,384
========================================================================================================
Class B*
Shares exchanged                           --     $              --           12,531     $      122,811
Reinvestment of distributions              --                    --            2,761             27,063
Less shares repurchased                    --                    --         (561,244)        (5,495,479)
--------------------------------------------------------------------------------------------------------
      Net decrease                         --     $              --         (545,952)    $   (5,345,605)
========================================================================================================
Class C
Shares sold                         2,017,591     $      19,156,185        6,453,693     $   62,788,125
Reinvestment of distributions          90,205               856,541          159,439          1,549,668
Less shares repurchased            (1,417,036)          (13,477,190)      (2,176,700)       (21,155,723)
--------------------------------------------------------------------------------------------------------
      Net increase                    690,760     $       6,535,536        4,436,432     $   43,182,070
========================================================================================================
Class K
Shares sold                        15,014,115     $     144,658,427       19,313,507     $  189,643,402
Reinvestment of distributions         198,271             1,903,779          110,358          1,081,971
Less shares repurchased            (2,609,044)          (25,103,597)      (1,361,429)       (13,348,774)
--------------------------------------------------------------------------------------------------------
      Net increase                 12,603,342     $     121,458,609       18,062,436     $  177,376,599
========================================================================================================
Class R
Shares sold                         4,103,850     $      39,888,941        8,339,063     $   82,666,234
Reinvestment of distributions         179,037             1,735,529          217,675          2,158,016
Less shares repurchased            (2,291,430)          (22,232,097)      (1,440,815)       (14,287,736)
--------------------------------------------------------------------------------------------------------
      Net increase                  1,991,457     $      19,392,373        7,115,923     $   70,536,514
========================================================================================================
Class Y
Shares sold                        46,589,690     $     444,966,047      116,221,047     $1,131,771,954
Reinvestment of distributions       2,685,440            25,554,747        3,565,174         34,708,672
Less shares repurchased           (33,799,950)         (322,656,229)     (37,432,755)      (364,339,899)
--------------------------------------------------------------------------------------------------------
      Net increase                 15,475,180     $     147,864,565       82,353,466     $  802,140,727
========================================================================================================
Class Z**
Shares sold                           125,037     $       1,210,682        6,317,443     $   62,307,516
Reinvestment of distributions          15,392               149,458          176,815          1,739,960
Less shares repurchased            (6,477,629)          (62,894,009)        (644,582)        (6,344,042)
--------------------------------------------------------------------------------------------------------
      Net increase (decrease)      (6,337,200)    $     (61,533,869)       5,849,676     $   57,703,434
========================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 81

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year         Year       Year       Year       Year
                                                             12/31/15       Ended        Ended      Ended      Ended      Ended
                                                             (unaudited)    6/30/15      6/30/14    6/30/13    6/30/12    6/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $     9.68     $     9.88   $   9.67   $   9.73   $   9.66   $   9.44
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.12(a)  $     0.27   $   0.35   $   0.38   $   0.42   $   0.45
   Net realized and unrealized gain (loss) on investments         (0.13)         (0.14)      0.24      (0.07)      0.13       0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.01)    $     0.13   $   0.59   $   0.31   $   0.55   $   0.66
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.14)    $    (0.29)  $  (0.38)  $  (0.37)  $  (0.43)  $  (0.44)
   Net realized gain                                              (0.02)         (0.04)        --         --      (0.05)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.16)    $    (0.33)  $  (0.38)  $  (0.37)  $  (0.48)  $  (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.17)    $    (0.20)  $   0.21   $  (0.06)  $   0.07   $   0.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.51     $     9.68   $   9.88   $   9.67   $   9.73   $   9.66
===================================================================================================================================
Total return*                                                     (0.11)%         1.32%      6.19%      3.21%      5.91%      7.08%
Ratio of net expenses to average net assets                        0.85%**        0.85%      0.85%      0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net assets        2.41%**        2.68%      3.52%      3.77%      4.35%      4.63%
Portfolio turnover rate                                              44%**          81%        41%        28%        21%        36%
Net assets, end of period (in thousands)                     $1,029,071     $1,044,659   $706,962   $565,569   $453,772   $500,905
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.95%**        0.93%      1.00%      1.01%      1.03%      1.06%
   Net investment income (loss) to average net assets              2.31%**        2.60%      3.37%      3.61%      4.17%      4.42%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/15

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year       Year      Year      Year      Year
                                                                    12/31/15      Ended      Ended     Ended     Ended     Ended
                                                                    (unaudited)   6/30/15    6/30/14   6/30/13   6/30/12   6/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $   9.57      $   9.77   $  9.57   $  9.63   $  9.55   $  9.34
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $   0.08(a)   $   0.19   $  0.26   $  0.29   $  0.33   $  0.36
   Net realized and unrealized gain (loss) on investments              (0.13)        (0.14)     0.23     (0.06)     0.15      0.20
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  (0.05)     $   0.05   $  0.49   $  0.23   $  0.48   $  0.56
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $  (0.10)     $  (0.21)  $ (0.29)  $ (0.29)  $ (0.35)  $ (0.35)
   Net realized gain                                                   (0.02)        (0.04)       --        --     (0.05)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.12)     $  (0.25)  $ (0.29)  $ (0.29)  $ (0.40)  $ (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.17)     $  (0.20)  $  0.20   $ (0.06)  $  0.08   $  0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.40      $   9.57   $  9.77   $  9.57   $  9.63   $  9.55
===================================================================================================================================
Total return*                                                          (0.50)%        0.49%     5.20%     2.33%     5.12%     6.06%
Ratio of net expenses to average net assets                             1.59%**       1.63%     1.73%     1.72%     1.73%     1.73%
Ratio of net investment income (loss) to average net assets             1.67%**       1.89%     2.69%     2.93%     3.47%     3.75%
Portfolio turnover rate                                                   44%**         81%       41%       28%       21%       36%
Net assets, end of period (in thousands)                            $118,690      $114,222   $73,224   $87,763   $93,737   $82,915
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 83

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Six Months
                                                                               Ended                                   12/20/12
                                                                               12/31/15      Year Ended   Year Ended   to
                                                                               (unaudited)   6/30/15      6/30/14      6/30/13
-----------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                           $   9.68      $   9.87     $  9.67      $  9.94
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                $   0.13(b)   $   0.30     $  0.40      $  0.20
   Net realized and unrealized gain (loss) on investments                         (0.12)        (0.13)       0.20        (0.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                             $   0.01      $   0.17     $  0.60      $ (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                       $  (0.16)     $  (0.32)    $ (0.40)     $ (0.21)
   Net realized gain                                                              (0.02)        (0.04)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            $  (0.18)     $  (0.36)    $ (0.40)     $ (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  (0.17)     $  (0.19)    $  0.20      $ (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $   9.51      $   9.68     $  9.87      $  9.67
===================================================================================================================================
Total return*                                                                      0.08%         1.80%       6.37%       (0.61)%(a)
Ratio of net expenses to average net assets                                        0.47%**       0.47%       0.56%        0.57%**
Ratio of net investment income (loss) to average net assets                        2.79%**       3.03%       3.59%        3.86%**
Portfolio turnover rate                                                              44%**         81%         41%          28%
Net assets, end of period (in thousands)                                       $295,798      $179,135     $ 4,398      $    10
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/15

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended         Year       Year      Year      Year      Year
                                                                    12/31/15      Ended      Ended     Ended     Ended     Ended
                                                                    (unaudited)   6/30/15    6/30/14   6/30/13   6/30/12   6/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                $   9.77      $   9.97   $  9.76   $  9.82   $  9.74   $  9.52
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $   0.11(a)   $   0.25   $  0.32   $  0.34   $  0.39   $  0.41
   Net realized and unrealized gain (loss) on investments              (0.13)        (0.15)     0.23     (0.06)     0.14      0.22
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  (0.02)     $   0.10   $  0.55   $  0.28   $  0.53   $  0.63
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $  (0.13)     $  (0.26)  $ (0.34)  $ (0.34)  $ (0.40)  $ (0.41)
   Net realized gain                                                   (0.02)        (0.04)       --        --     (0.05)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.15)     $  (0.30)  $ (0.34)  $ (0.34)  $ (0.45)  $ (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.17)     $  (0.20)  $  0.21   $ (0.06)  $  0.08   $  0.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.60      $   9.77   $  9.97   $  9.76   $  9.82   $  9.74
===================================================================================================================================
Total return*                                                          (0.23)%        1.06%     5.75%     2.80%     5.58%     6.67%
Ratio of net expenses to average net assets                             1.10%**       1.10%     1.25%     1.25%     1.25%     1.24%
Ratio of net investment income (loss) to average net assets             2.16%**       2.43%     3.12%     3.36%     3.94%     4.25%
Portfolio turnover rate                                                   44%**         81%       41%       28%       21%       36%
Net assets, end of period (in thousands)                            $133,869      $116,815   $48,264   $31,169   $23,892   $20,508
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                 1.17%**       1.21%     1.32%     1.35%     1.35%     1.24%
   Net investment income (loss) to average net assets                   2.09%**       2.32%     3.05%     3.26%     3.84%     4.25%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 85

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended               Year         Year       Year       Year       Year
                                                        12/31/15            Ended        Ended      Ended      Ended      Ended
                                                        (unaudited)         6/30/15      6/30/14    6/30/13    6/30/12    6/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                    $         9.59      $     9.79   $   9.58   $   9.65   $   9.57   $   9.36
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                         $         0.13(a)   $     0.30   $   0.36   $   0.39   $   0.44   $   0.47
   Net realized and unrealized gain (loss)
      on investments                                             (0.13)          (0.15)      0.24      (0.07)      0.14       0.20
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $           --      $     0.15   $   0.60   $   0.32   $   0.58   $   0.67
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                $        (0.15)     $    (0.31)  $  (0.39)  $  (0.39)  $  (0.45)  $  (0.46)
   Net realized gain                                             (0.02)          (0.04)        --         --      (0.05)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $        (0.17)     $    (0.35)  $  (0.39)  $  (0.39)  $  (0.50)  $  (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $        (0.17)     $    (0.20)  $   0.21   $  (0.07)  $   0.08   $   0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $         9.42      $     9.59   $   9.79   $   9.58   $   9.65   $   9.57
===================================================================================================================================
Total return*                                                     0.01%           1.59%      6.41%      3.34%      6.27%      7.25%
Ratio of net expenses to average net assets                       0.58%**         0.58%      0.66%      0.66%      0.65%      0.61%
Ratio of net investment income (loss)
   to average net assets                                          2.68%**         2.95%      3.72%      3.97%      4.55%      4.88%
Portfolio turnover rate                                             44%**           81%        41%        28%        21%        36%
Net assets, end of period (in thousands)                $    1,760,906      $1,644,161   $871,801   $916,182   $847,072   $717,433
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/15

Notes to Financial Statements | 12/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 87

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team

88 Pioneer Bond Fund | Semiannual Report | 12/31/15 comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 89

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $74,396,470
     Long-term capital gain                                            9,718,912
     ---------------------------------------------------------------------------
         Total                                                       $84,115,382
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 3,028,838
     Undistributed long-term capital gain                              7,303,607
     Dividends payable                                                (1,560,199)
     Net unrealized appreciation                                       4,910,440
     ---------------------------------------------------------------------------
         Total                                                       $13,682,686
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

90 Pioneer Bond Fund | Semiannual Report | 12/31/15

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $35,221 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2015.

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 91

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2015 was $5,065,450 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a

92 Pioneer Bond Fund | Semiannual Report | 12/31/15 gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended December 31, 2015 was $(567,911,300).

     At December 31, 2015, open futures contracts were as follows:

     --------------------------------------------------------------------------------------------------
                                              Number of
                                              Contracts                                  Unrealized
                                              Long/       Settlement                     Appreciation
     Type                      Counterparty   (Short)     Month        Value             (Depreciation)
     --------------------------------------------------------------------------------------------------
     U.S. Long Bond (CBT)      Citibank NA       449      3/16         $   69,033,750    $   (79,608)
     U.S. Ultra Bond (CBT)     Citibank NA        36      3/16              5,712,750        (33,500)
     U.S. 10 Year Note (CBT)   Citibank NA    (4,457)     3/16           (561,164,156)     2,206,289
     U.S. 2 Year Note (CBT)    Citibank NA      (477)     3/16           (103,620,798)       124,348
     U.S. 5 Year Note (CBT)    Citibank NA        34      3/16              4,022,891        (13,698)
     --------------------------------------------------------------------------------------------------
                                              Total                    $ (586,015,563)   $ 2,203,831
     ==================================================================================================

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 93 entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

94 Pioneer Bond Fund | Semiannual Report | 12/31/15 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     There were no open credit default swap contracts as of December 31, 2015. The average value of swap contracts open during the six months ended December 31, 2015 was $95,639.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. Prior to July 1, 2014, the annual fee paid by the fund was 0.50% of the fund's average daily net assets up to $1 billion, 0.45% of the fund's average daily net assets between $1 billion and $2 billion, and 0.40% of the fund's average daily net assets over $2 billion. For the six months ended December 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65,856 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data services serves as the transfer agent to the fund at negotiated rates.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 95

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,108,347
 Class C                                                                  56,665
 Class K                                                                     160
 Class R                                                                 122,267
 Class Y                                                                 958,746
 Class Z                                                                   7,025
--------------------------------------------------------------------------------
   Total                                                              $2,253,210
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $300,249 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at December 31, 2015.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,155 in distribution fees payable to PFD at December 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of

96 Pioneer Bond Fund | Semiannual Report | 12/31/15

Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 2015, CDSC in the amount of $13,322 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the six months ended December 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. During the six months ended December 31, 2015, the Fund had no borrowings under the credit agreement.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 97

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2015 was as follows:

----------------------------------------------------------------------------------
                                                    Foreign
Statement of Assets    Interest                     Exchange    Equity   Commodity
and Liabilities        Rate Risk      Credit Risk   Rate Risk   Risk     Risk
----------------------------------------------------------------------------------
Assets
Net unrealized
  appreciation on
  futures contracts    $ 2,203,831    $    --       $    --     $    --  $    --
----------------------------------------------------------------------------------
    Total Value        $ 2,203,831    $    --       $    --     $    --  $    --
----------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2015 was as follows:

----------------------------------------------------------------------------------
                                                    Foreign
Statement of           Interest       Credit        Exchange    Equity   Commodity
Operations             Rate Risk      Risk          Rate Risk   Risk     Risk
----------------------------------------------------------------------------------
Net realized
 gain (loss):
 Futures contracts     $  (320,340)   $     --      $    --     $    --  $    --
 Swap contracts                 --         183           --          --       --
----------------------------------------------------------------------------------
  Total Value          $  (320,340)   $    183      $    --     $    --  $    --
==================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts     $(2,624,825)   $     --      $    --     $    --  $    --
 Swap contracts                 --     (34,098)          --          --       --
----------------------------------------------------------------------------------
  Total Value          $(2,624,825)   $(34,098)     $    --     $    --  $    --
==================================================================================

8. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations.

98 Pioneer Bond Fund | Semiannual Report | 12/31/15

As of December 31, 2015, the Fund had one bridge loan commitment of $3,685,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:

----------------------------------------------------------------------------------
                                                                      Unrealized
Loan                             Principal   Cost         Value       Appreciation
----------------------------------------------------------------------------------
Charter Communications
 Operating Co., Bridge Loan      3,685,000   $3,685,000   $3,685,000  $     --
----------------------------------------------------------------------------------
  Total                          3,685,000   $3,685,000   $3,685,000  $     --
==================================================================================

9. Conversion of Class Z Shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

                             Pioneer Bond Fund | Semiannual Report | 12/31/15 99

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

100 Pioneer Bond Fund | Semiannual Report | 12/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                            Pioneer Bond Fund | Semiannual Report | 12/31/15 101

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

102 Pioneer Bond Fund | Semiannual Report | 12/31/15

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/15 103

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

104 Pioneer Bond Fund | Semiannual Report | 12/31/15

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/15 105

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

106 Pioneer Bond Fund | Semiannual Report | 12/31/15

                           This page for your notes.

                            Pioneer Bond Fund | Semiannual Report | 12/31/15 107

                           This page for your notes.

108 Pioneer Bond Fund | Semiannual Report | 12/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 18633-10-0216

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2016

* Print the name and title of each signing officer under his or her signature.